VANGUARD
SPECIALIZED
PORTFOLIOS

Annual Report -- January 31, 1998

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

      We recognize that it is our crew members--more than 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

      But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

      They, along with the rest of our valiant crew, look forward to serving you in the years ahead.


[PHOTO]                [PHOTO]

John C. Bogle          John J. Brennan
Senior Chairman        Chairman & CEO


CONTENTS

    A Message To Our Shareholders . . . . . . . .   1
    The Markets In Perspective. . . . . . . . . .   7
    Reports From The Advisers . . . . . . . . . .   9
    Performance Summaries . . . . . . . . . . . .  13
    Portfolio Profiles. . . . . . . . . . . . . .  18
    Financial Statements. . . . . . . . . . . . .  26
    Report Of Independent Accountants . . . . . .  47


All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

       Mix solid economic growth with low inflation, stir in a dollop of consumer confidence, and you have a formula for contented financial markets. Just such conditions prevailed in the twelve months ended January 31, 1998, the fiscal year for the five Vanguard Specialized Portfolios. The result was another terrific year for U.S. stocks (up more than +25%) and a solid year for bonds (returning better than +10%).

       However, the conditions that were so generally pleasant for financial assets were harsh for hard assets--commodities such as gold and oil--whose prices fell sharply during the fiscal year. Results of the five Vanguard Specialized Portfolios illustrated this divergence, as each earned a return reflecting the market niche in which it invests. The table at right presents the total return (capital change plus reinvested dividends) for each Portfolio compared with the average fund in its category and an unmanaged benchmark: for our three "regular" equity Portfolios, the Standard & Poor's 500 Composite Stock Price Index; for our Gold & Precious Metals Portfolio, the Salomon Brothers World Gold & Precious Metals Index; and for our REIT Index Portfolio, the Morgan Stanley Real Estate Investment Trust Index.

       Per-share figures for each Portfolio, including net asset values, income dividends, and any capital gains distributions, are presented in the table that follows this letter.

--------------------------------------------------------
                                         TOTAL RETURNS
                                       FISCAL YEAR ENDED
                                       JANUARY 31, 1998
--------------------------------------------------------
ENERGY PORTFOLIO                            + 3.8%
Average Natural Resources Fund              - 6.2
--------------------------------------------------------
HEALTH CARE PORTFOLIO                       +27.4%
Average Health-Care Fund                    +16.8
--------------------------------------------------------
UTILITIES INCOME PORTFOLIO                  +23.2%
Average Utility Fund                        +22.5
--------------------------------------------------------
S&P 500 Index                               +26.9%
--------------------------------------------------------
GOLD & PRECIOUS METALS PORTFOLIO            -29.8%
Average Gold Fund                           -36.3
Salomon World Gold Index                    -31.2
--------------------------------------------------------
REIT INDEX PORTFOLIO                        +17.1%
Average Real Estate Fund                    +18.7
Morgan Stanley REIT Index                   +16.5
--------------------------------------------------------



THE FINANCIAL MARKETS IN BRIEF

U.S. economic conditions during the twelve months ended January 31 were ideal. There was robust growth in business activity, employment, and corporate earnings, yet the inflation rate actually subsided to +1.6%. Investor and consumer optimism, already at high levels, rose further. The sole dark cloud--severe turmoil that broke out during the summer in Asian economies and financial markets--dampened Wall Street's mood only briefly. The stock market declined sharply in October, then quickly rebounded. In late January, the S&P 500 Index reached an all-time high, surpassing the record set in early October. The +26.9% return on the Index over the twelve months brought its cumulative gain over the past three fiscal years to an amazing +122.3%.

       Long-term interest rates rose early in the fiscal year on expectations that the economy's rapid growth would cause inflation to accelerate. But after peaking at 7.17% in mid-April, the yield on the 30-year U.S. Treasury bond retreated, as the inflation news kept getting better rather than worse. By January 31, the 30-year bond's yield had fallen to 5.80%, a percentage point below where it had begun the year. The rate decline boosted prices of existing bonds, and the Lehman Brothers Aggregate Bond Index, a good measure of the taxable bond market, earned +10.7% during the fiscal year.

      Short-term interest rates bottomed out in June, then climbed irregularly. The yield on three-month Treasury bills ended the fiscal year at 5.18%, a smidgen higher than the 5.15% yield on T-bills when the year began. The spread between yields on three-month T-bills and 30-year Treasury bonds narrowed from
1.64 percentage points at the start of the year to a slim 0.62 percentage point at fiscal year-end. Such a "flattening" of the yield curve has more often than not been a precursor of a slowing economy.

AN OVERVIEW OF THE PORTFOLIOS

A buoyant U.S. stock market did not lift all boats during the fiscal year. Although health-care and utility stocks enjoyed strong gains, commodity-based sectors generally languished. Currency and stock market crises in Thailand, Indonesia, Malaysia, South Korea, and the Philippines were expected to retard global economic growth and reduce demand for petroleum, gold, and other commodities.

       Although our returns ranged from marvelous (for our Health Care and Utilities Income Portfolios) to horrible (for our Gold & Precious Metals Portfolio), four of the five Vanguard Specialized Portfolios did better than their average mutual fund competitors. The exception, our REIT Index Portfolio, earned a strong return in its first full year of operation. A detailed look at each Portfolio follows.

ENERGY PORTFOLIO

The Energy Portfolio's +3.8% return in fiscal 1998 fell some 23 percentage points behind that of the S&P 500 Index, and was a far cry from the record return of +40.3% we earned in fiscal 1997. Yet our return was 10 percentage points ahead of the -6.2% decline recorded by the average natural resources fund. Fiscal 1998 was the sixth consecutive year in which we outpaced our average competitor.

       One simple fact--the tumbling price of crude oil--pretty much tells the story of the energy sector. Oil prices declined more than 25%, and natural gas prices also fell sharply during the fiscal year. These declines hurt not only companies that produce oil and gas but also those that provide equipment and services needed to discover and produce energy. Our edge over competing funds was due partly to the fact that we truly concentrate on energy stocks--95% of assets in fiscal 1998--whereas some natural resources funds invest in nonenergy sectors, including gold-mining companies, whose stocks were devastated during the year.

       Tending to our knitting in the energy sector is one reason for our long-run dominance over competing funds. Another important factor is the fine work done by our adviser, Wellington Management Company. Our low costs--operating expenses amounted to a tiny 0.38% of average net assets in fiscal 1998--are another key to our success. The average natural resources fund's expense ratio is 1.75%, which means that we have a yearly head start of nearly 1.4 percentage points in our effort to provide superior returns. This expense advantage accounts for nearly one-third of the 4.7- percentage-point annual margin we have earned over our competitors. Clearly, costs matter.

----------------------------------------------------------------------
                                            TOTAL RETURNS
                                    10 YEARS ENDED JANUARY 31, 1998
                                 -------------------------------------
                                    AVERAGE          FINAL VALUE OF
                                    ANNUAL              A $10,000
                                     RATE          INITIAL INVESTMENT
----------------------------------------------------------------------
Energy Portfolio                    +14.6%              $39,082
----------------------------------------------------------------------
Average Natural Resources Fund      + 9.9%              $25,623
----------------------------------------------------------------------
S&P 500 Index                       +17.7%              $51,003
----------------------------------------------------------------------



       The table at left presents the average annual return over the past decade for the Energy Portfolio, the average natural resources fund, and the S&P 500 Index. It also shows the final value of hypothetical $10,000 investments made in each ten years ago. The energy sector did not keep pace with the overall stock market. However, we are pleased that a $10,000 investment in our Portfolio would have amassed $13,459 more than the same investment made in our average peer. The difference is an astounding 135% of the initial stake.

       Of course, the past isn't necessarily prologue. Returns in the future may be higher or lower than those earned in the past decade.

GOLD & PRECIOUS METALS PORTFOLIO

There is no way to put the Gold & Precious Metals Portfolio's negative return of -29.8% in a positive light. The fact that our fiscal 1998 return was 6.5 percentage points better than the -36.3% decline recorded by the average gold fund is not much comfort to us or our fellow shareholders.

       The problems for the Portfolio--and its competitors--began with weakness in the price of gold, which declined from about $345 a troy ounce at the start of the year to below $280 an ounce in December, a level untouched since the late 1970s. Despite a rebound late in the fiscal year, gold ended the period at $304 an ounce, down about -12% for the year. Gold-mining stocks, as usual, were more volatile than bullion prices, and the Salomon World Gold Index was off by -31.2%.

       Calamities rarely have a single cause, and the gold sector's problems are a case in point. Fear of inflation--a reason many investors hold gold and gold-mining stocks--has faded. Many individual investors and even some central banks have questioned gold's longtime role as a substitute or support for paper money. Sales of bullion by central banks added to gold supplies. Economic woes in Asia forced some individuals to sell gold and made it too expensive for many people in the region, traditionally an important source of demand for jewelry and bullion. In addition, the dollar's rise versus other currencies diminished the value to U.S. investors of gold stocks denominated in currencies such as the Canadian dollar and South African rand.

       Over the longer term--the decade ended January 31, 1998--our Portfolio's barely positive return reflects the generally poor fundamentals for precious metals during the period. The bright spot in this long-term record is that we have outperformed the average gold fund by an average of 2.4 percentage points a year. Identical $10,000 investments made at the beginning of the decade would have been worth $10,254 in our Portfolio versus $8,087 for our average peer. The difference of $2,167 is more than 20% of the original investment.

-----------------------------------------------------------------------
                                             TOTAL RETURNS
                                     10 YEARS ENDED JANUARY 31, 1998
                                  -------------------------------------
                                    AVERAGE             FINAL VALUE OF
                                    ANNUAL                A $10,000
                                     RATE            INITIAL INVESTMENT
-----------------------------------------------------------------------
Gold & Precious Metals
  Portfolio                         +0.3%                  $10,254
-----------------------------------------------------------------------
Average Gold Fund                   -2.1%                  $ 8,087
-----------------------------------------------------------------------
Salomon World Gold Index            +0.8%                  $10,788
-----------------------------------------------------------------------


       Low cost was the main source of our advantage over the typical gold fund. Our fiscal 1998 expense ratio of 0.62%, or $6.20 per $1,000 in assets, is roughly one-third the 1.70% expense ratio charged by the average gold fund. Our unmanaged Index benchmark, which exists only on paper, has no operating or transaction costs, which accounts for its 0.5 percentage point annual margin of superiority over the Portfolio.

       No one knows whether the severe slump of the past two years, when the Salomon World Gold Index suffered a cumulative decline of more than -40%, sets the stage for a rebound or further declines. No matter what the future brings for gold and gold-mining stocks, we will adhere to our strategy of broad diversification and low operating costs.

HEALTH CARE PORTFOLIO

Our Health Care Portfolio performed very well in fiscal 1998. Its +27.4% total return surpassed that of the S&P 500 Index by 0.5 percentage point and was more than 10 percentage points ahead of the average health-care fund.

       Very large companies, particularly the big pharmaceutical makers, were the strongest performers in the health-care sector. This fact worked in our favor in comparison with other health-care funds, because large-capitalization stocks represented a larger portion of our holdings than for our average competitor. The market's extreme large-cap bias worked against us in comparison with the S&P 500 Index. Although our return exceeded that earned by the overall Index, we trailed the Index's health-care component--which is dominated by a handful of large drug companies--by about 10 percentage points. The midpoint of market capitalizations of stocks we hold is $16.6 billion, less than half the median market cap of the S&P 500. Given this lopsided market, the stock selections of our adviser, Wellington Management Company, performed admirably.

       Our Portfolio's long-term record is also admirable, as shown in the table below. The economic environment over the past decade has strongly favored health-care stocks, which grew more rapidly than the overall economy. Certainly, being in the "right" sector helps. But we achieved an average annual return fully 2 percentage points above that of the average health-care fund, a margin that made a tremendous difference. Identical $10,000 investments made a decade ago in our Portfolio and its average competitor, with dividends and capital gains distributions reinvested, would have grown to $73,473 and $62,576, respectively. The difference of $10,897 exceeds the initial investment.

------------------------------------------------------------------------
                                                TOTAL RETURNS
                                     10 YEARS ENDED JANUARY 31, 1998
                                  --------------------------------------
                                    AVERAGE             FINAL VALUE OF
                                    ANNUAL                 A $10,000
                                     RATE             INITIAL INVESTMENT
------------------------------------------------------------------------
Health Care Portfolio               +22.1%                  $73,473
------------------------------------------------------------------------
Average Health-Care Fund            +20.1%                  $62,576
------------------------------------------------------------------------
S&P 500 Index                       +17.7%                  $51,003
------------------------------------------------------------------------

       Two factors were responsible for our superiority: first, the skilled investment management provided by our adviser; and, second, our low costs. Our 0.40% expense ratio in fiscal 1998 is a mere one-fourth the 1.68% expense ratio of the average health-care fund, giving us a head start of nearly 1.3 percentage points a year versus the competition. Costs matter, especially over the long run.

       We reiterate that the past decade was an extraordinary period for health-care stocks in general and for your Portfolio in particular. The Portfolio earned returns exceeding +20% in eight of the past ten fiscal years. Although we can't predict the future, we believe returns will certainly be lower over the next decade.

UTILITIES INCOME PORTFOLIO

Utility stocks rebounded nicely during fiscal 1998, and so did the Utilities Income Portfolio. Our +23.2% return bested the +22.5% earned by the average utility fund but lagged the +26.4% return earned by a Composite Index weighted to reflect our traditional allocation of 80% to utility stocks (half in the S&P Utilities Index and half in the S&P Telephone Index) and 20% to utility bonds.

       We trailed the Composite Index because less than one-quarter of our assets were in telecommunications stocks, well below the Index's roughly 40% allocation to this sector, which was the strongest in the broader utility group. Even so, the Portfolio outperformed its peers, a notable accomplishment given that our stake of about 15% in long-term utility bonds during the second half of the fiscal year was roughly three times larger than the bond allocation of the average utility fund. Bonds earned solid returns during this period--the Lehman Utility Bond Index earned +4.9% in the second half--but did not keep up with the return on utility stocks. Our return, therefore, was enhanced by the Board of Directors' decision during the year to allow the Portfolio to invest up to 90% of its assets in equities, up from the 80% limitation previously in force.

       Our Utilities Income Portfolio has nearly six years under its belt. We have built a solid lead over the average utility fund, even though our more conservative stance-- reflected in our higher bond allocation--has been a bit of a hindrance during this bullish period for equities. Identical $10,000 investments made in the Portfolio at its inception on May 15, 1992, and in its average competitor would have grown to $20,814 and $19,281, respectively, a difference of $1,533, or 15% of the initial investment.

-------------------------------------------------------------------------
                                                 TOTAL RETURNS
                                       MAY 15, 1992, TO JANUARY 31, 1998
                                     ------------------------------------
                                       AVERAGE          FINAL VALUE OF
                                       ANNUAL              A $10,000
                                        RATE          INITIAL INVESTMENT
-------------------------------------------------------------------------
Utilities Income Portfolio             +13.7%               $20,814
-------------------------------------------------------------------------
Average Utility Fund                   +12.2%               $19,281
-------------------------------------------------------------------------
Utilities Composite Index*             +14.2%               $21,370
-------------------------------------------------------------------------

*40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Utility Bond
 Index.


       Neither our Portfolio nor its average competitor has beaten the Composite Index. Our shortfall of 0.5 percentage point annually is due to the fact that the Index bears no operating or transaction costs. However, cost is a clear advantage for our Portfolio in relation to competing funds. Our operating expenses in fiscal 1998 amounted to 0.44% of average net assets, 1 percentage point below the 1.45% expense ratio charged by the average utility fund. This cost advantage, which we believe will endure, has accounted for roughly two-thirds of our annual margin over competitors. Costs matter.

       We note that future returns will vary from year to year and may be higher or lower than those earned since the Portfolio's inception.

REIT INDEX PORTFOLIO

The strong U.S. economy, which generated some 3 million new jobs during the twelve months ended January 31, 1998, also increased demand for real estate and for shares of real estate investment trusts. Consequently, REIT shares and your Portfolio enjoyed a solid year. The Portfolio earned +17.1%, slightly ahead of the +16.5% return of its target Morgan Stanley REIT Index. This deviation was due to skillful trading of REIT shares by the Portfolio's adviser, Vanguard Core


-------------------------------------------------------------------------
                                                TOTAL RETURNS
                                      MAY 13, 1996, TO JANUARY 31, 1998
                                  ---------------------------------------
                                    AVERAGE             FINAL VALUE OF
                                    ANNUAL                 A $10,000
                                     RATE             INITIAL INVESTMENT
-------------------------------------------------------------------------
REIT Index Portfolio                +27.9%                  $15,258
-------------------------------------------------------------------------
Average Real Estate Fund            +26.5%                  $14,981
-------------------------------------------------------------------------
Morgan Stanley REIT Index           +27.6%                  $15,217
-------------------------------------------------------------------------

Management Group. We lagged the average REIT fund by 1.6 percentage points, largely because neither the Portfolio nor our target Index holds real estate operating companies, which chalked up big gains during the fiscal year.

       Over its brief lifetime, the Portfolio has outperformed both the average REIT fund and the target Index. We stress that the absolute returns earned during this period--less than 21 months--were far higher than should be expected over the long run from any investment; future returns will surely be lower. We also note that this period is too short to make a firm judgment about any mutual fund. Nevertheless, we believe that the foundations of indexed investing--low cost and broad diversification--are as important in the specialized field of real estate investment trusts as in other financial markets. The 1.68% expense ratio charged by the average REIT mutual fund is seven times higher than our expense ratio of 0.24% in fiscal 1998. This gives us a big advantage over the long run. We'll say it again: Costs matter.

IN SUMMARY

The disparate results of our five Portfolios during fiscal 1998 clearly illustrate both the risks and rewards of investing in narrow segments of the stock market. Returns in these sectors can be especially volatile, varying widely year to year as events or market psychology turn one year's leaders into the next year's laggards, and vice versa.

       We believe that the special risks of investing in discrete market niches can be rewarding and that our Portfolios provide a cost-effective way to add diversification to a broadly apportioned investment program whose core consists of mainstream stock funds, bond funds, and money market funds. Such programs--tailored to suit an individual investor's objectives, time horizon, financial situation, and tolerance for risk--provide the balance an investor needs to "stay the course" toward long-term financial goals.



/s/ JOHN C. BOGLE                            /s/ JOHN J. BRENNAN
-------------------------                    --------------------------------
John C. Bogle                                John J. Brennan
Senior Chairman                              Chairman and
                                             Chief Executive Officer

February 17, 1998

PORTFOLIO STATISTICS
-------------------------------------------------------------------------------------------------------------------------
                                NET ASSET VALUE PER SHARE                              12 MONTHS
                                       JANUARY 31,            -----------------------------------------------------------
                               --------------------------        INCOME        CAPITAL          RETURN OF       TOTAL
PORTFOLIO                        1997              1998        DIVIDENDS        GAINS*           CAPITAL       RETURN**
-------------------------------------------------------------------------------------------------------------------------
Energy                          $23.44            $22.68        $0.32          $1.330                 --        + 3.8%
Health Care                      60.65             74.02         0.78           2.140                 --        +27.4
Utilities Income                 12.93             14.97         0.60           0.260                 --        +23.2
Gold & Precious Metals           10.94              7.53         0.13              --                 --        -29.8
REIT Index                       12.64             13.98         0.59           0.086             $0.094        +17.1
-------------------------------------------------------------------------------------------------------------------------

 *Includes both long-term and short-term capital gains distributions.

**Total returns do not reflect the 1% fee assessed by all but the Utilities
  Income Portfolio on redemptions of shares held for less than one year.

THE MARKETS IN PERSPECTIVE
Year Ended January 31, 1998

U.S. EQUITY MARKETS

Overall, the fiscal year that ended in January again provided U.S. equity investors with exceptional returns, as illustrated by the 26.9% advance of the S&P 500 Index. Investors' mettle was tested several times, however, and most severely by the upheavals that devastated a number of Asian markets toward the end of 1997. The region's turmoil created a high degree of uncertainty about which countries and companies would be most affected. At a deeper level, investors also were concerned about how local and global economic growth might ultimately be affected by the Asian currency devaluations. As a result, beginning in late October, the U.S. market grew increasingly volatile.

       While the dust continued to settle, many investors sought the traditional havens for periods of high uncertainty: large-capitalization issues and particularly the "defensive" sectors of the stock market, such as utilities and health care. The last four months of the fiscal year saw a broad advance in these "safe" sectors, with utilities gaining 23.2% and health care 17.1%. By contrast, concern regarding slowing economic activity in Asia had a pronounced effect on oil prices and on the stocks of oil and oil-service companies. From early October through mid-January, oil prices fell from nearly $23 a barrel to less than $16, but ultimately recovered to $17.21. During this period, integrated-oils stocks declined 8.8% and those of oil-service firms dropped 12.5%. The troubles in Asia also affected small-company stocks generally: After posting strong results during the summer, these stocks fell 4.9% from September through January.

       Despite the recent changes in the investment environment, the fiscal year that ended January 31 remained a stellar one for U.S. stock investors. The best-performing sector, to the surprise of many analysts, was utilities, which rose 38.6%. Utilities benefited from a number of factors, including the strength of the economy, falling interest rates, and merger activity--plus, as noted, a boost from investors hoping to avoid anything connected with Asia. In contrast, the commodity-oriented materials & processing sector posted a gain of 9.1%. Despite the late-year rockiness, small-cap stocks also fared well overall, as illustrated by the 18.1% increase of the Russell 2000 Index. Small-company technology issues were a glaring exception, falling 2.3%.

------------------------------------------------------------------------------
                                               AVERAGE ANNUALIZED RETURNS
                                             PERIODS ENDED JANUARY 31, 1998
                                         -------------------------------------
                                            1 YEAR      3 YEARS      5 YEARS
------------------------------------------------------------------------------
EQUITY
   S&P 500 Index                             26.9%        30.5%        20.3%
   Russell 2000 Index                        18.1         22.2         15.3
   MSCI EAFE Index                           10.6          9.6         12.7
------------------------------------------------------------------------------
FIXED INCOME
   Lehman Aggregate Bond Index               10.7%        10.2%         7.3%
   Lehman 10-Year Municipal Bond Index       10.0          9.7          7.4
   Salomon Brothers Three-Month
      U.S. Treasury Bill Index                5.3          5.4          4.7
------------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.6%         2.4%        2.5%
------------------------------------------------------------------------------



U.S. FIXED-INCOME MARKETS

In a fiscal year characterized by exceptionally low inflation, interest rates fell, providing investors with very attractive total returns. The Lehman Aggregate Bond Index, for example, posted a total return of 10.7% for the period, comprising 7.2% in income return and 3.5% in capital appreciation. The decline in rates can be attributed largely to better-than-expected reports about the inflation rate. Early in the year, economists were projecting a 2.9% increase in the Consumer Price Index (CPI) during 1997. In March, the Federal Reserve grew sufficiently concerned to boost interest rates by 0.25% in an effort to temper economic growth and thereby ward off inflation. The worries seemed to have been unnecessary, as the actual CPI increase for calendar 1997 was a mere 1.7%.

       The bond market gradually gathered strength during the year as investors grew more confident that four seemingly strange bedfellows--strong economic growth, reasonable inflation, low unemployment, and stable wage growth--would continue to coexist peace-fully. The market also was bolstered, in the final months of 1997, by the drop in oil prices and by the "flight to quality" among investors concerned about Asia's problems. Overall, the longest-maturity issues benefited most from the decline in interest rates. The yield on the 30-year U.S. Treasury bond closed the fiscal year at 5.80%, compared with 6.79% on January 31, 1997. Falling rates flattened the yield curve considerably: Only 0.62% separated the yield on Treasury bills from that on the 30-year issue, down from a spread of 1.64% one year ago. This "tighter spread" reflects expectations that inflation will remain modest.

       The best-performing sector in 1997 was long-term Treasuries, as illustrated by the exceptional 15.1% return of the Lehman Long U.S. Treasury Index. Investors in lower-quality securities also fared well, with the Lehman High Yield Bond Index generating a 12.8% gain. The strength of the economy, together with the lack of inflationary pressure, created an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Arguably, investors' greatest disappointments were in international markets--especially, of course, those in Asia. Despite improved returns during January 1998, the Morgan Stanley Capital International (MSCI) Pacific Index declined by 14.7% in U.S. dollar terms over the fiscal year. Among individual markets, the 12-month period saw sharp declines (in U.S. dollar terms) in Singapore, down 43.8%, and Malaysia, down 72.3%. Many Asian markets continued to reel from the problems that began in midsummer with currency devaluations by a number of countries. The key issue in the region's markets is whether price levels now fairly, excessively, or insufficiently reflect the challenges these economies face.

       By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October and subsequently recovered. The MSCI Europe Index posted a gain of 28.6% for the 12 months ended January 31. The robust character of the European markets reflected strong corporate earnings and optimism that the European Monetary Union would provide a solid framework for future fiscal responsibility and economic growth.

REPORT FROM WELLINGTON MANAGEMENT COMPANY, LLP
Energy Portfolio

       Returns in the energy sector were disappointing during the fiscal year ended January 31, 1998. The Energy Portfolio's total return of 3.8% fell well behind the 26.9% return of the S&P 500 Index. Whereas the energy sector benefited from positive dynamics in the previous year, in fiscal 1998 oil prices declined from about $26 per barrel at the start to below $18 per barrel at year-end. Similarly, the spot price of natural gas dropped by more than 40% to around $2 per 1,000 cubic feet. Very cold weather early in the fiscal year pushed up energy prices, but prices declined late in the year because an unusually mild winter reduced demand and left ample inventories of oil.

       Within the energy sector, petroleum refiners and oil-field service companies provided the best returns during the fiscal year, although they also lagged the general stock market. The underperformance of the Energy Portfolio versus the overall market was concentrated in the November-January quarter of fiscal 1998, when the Portfolio declined 11.4% while the S&P 500 Index gained 7.6%. The main negative factor during the quarter was the decision in early December by the Organization of Petroleum Exporting Countries to increase its oil production ceiling by about 10% in 1998, a time when economic turmoil in Asia could curtail growth in demand for petroleum.

       Spending on oil-field services remains robust, but could decrease if lower oil prices persist for some time. Expectations of just such a slowdown led to a particularly sharp decline in oil-services stock prices during the final quarter. Finally, the market was affected by uncertainty regarding Iraq, which could be producing a lot more oil or a lot less in the near future, depending on whether its dispute with the United Nations is resolved by diplomacy or prompts military conflict.

       Looking forward, it is worth remembering that the energy sector at times does not correlate well with the general stock market because share prices are influenced less by general market conditions than by industry-specific factors, such as the supply of and demand for oil and gas. We project that growth in oil demand will be only moderately curtailed by Asia's economic crisis. U.S. natural gas markets continue to be tight, despite the mild winter of 1997-1998. We expect that the improved supply/demand characteristics of the energy sector, which first became visible in 1995 and 1996, will push oil and gas prices up from current levels. Our style of investing for the Portfolio--that is, selecting successful companies across the various segments of the energy sector--is, in our view, the best way to participate in these long-term trends.

Ernst H. von Metzsch, Senior Vice President and
Portfolio Manager

February 12, 1998



INVESTMENT PHILOSOPHY

Each Portfolio reflects a belief that investors who seek to emphasize a given economic sector as part of a long-term, balanced investment program are best served by holding a portfolio of securities well-diversified across that sector.

REPORT FROM M&G INVESTMENT MANAGEMENT LTD.
Gold & Precious Metals Portfolio

       The fiscal year ended January 31, 1998, was another difficult period for gold investing. It is disappointing to report that the Gold & Precious Metals Portfolio declined by 29.8%. Returns were even worse for the Salomon World Gold Index (down 31.2%) and the average gold mutual fund (down 36.3%).

       Continuing sales of gold by central banks, occurring amid a benign global inflationary environment, caused gold bullion's price to fall from $345 per troy ounce at the start of the fiscal year to $276, an 18-year low. Consequently, gold equities collapsed--an effect especially pronounced in the more speculative end of the market, which continued to be influenced by the Bre-X scandal. Most companies have struggled because of the depressed gold price, and many are unprofitable. Pegasus Gold and Rea Gold filed for bankruptcy court protection, and a number of major producers, including Barrick Gold, Echo Bay Mines, and Placer Dome, have written down the value of certain assets.

       The Portfolio outperformed its peers for three major reasons. First, we did not own any "disaster stocks," such as Bre-X, Pegasus Gold, or Rea Gold. The few exploration stocks we owned in the speculative end of the market illustrated the general loss of confidence in this area: Philex Gold, down 83%, Lone Star Exploration, off 86.6%, and Nelson Gold, down 69%. Second, we owned a number of companies that produce platinum or diversified metals, including Anglo American, Impala Platinum, and Rio Tinto, all of which, like our gold bullion holdings, outperformed the gold stock indexes. Third, Homestake Mining made a bid for our recently acquired stake in Plutonic Resources at a substantial premium to the market price.

       We were hurt versus the World Gold Index by having "only" about 3% of our assets in Barrick Gold, which makes up a much-larger proportion of the Index. Barrick's decline of 22.5% was nearly 10 percentage points better than the Index return, so our underweighting hurt our relative performance.

       Most changes in the Portfolio during fiscal 1998 served to increase our weighting in blue chip names; notable purchases included Aber Resources and Ashton Mining. We sold all or part of our holdings in Bakyrchik, Camelot Resources, Amax Gold, Royal Oak Mines, and Gold Fields of South Africa ADR. We also saw a number of our South African holdings merged into two new mining groups, Gold Fields, Ltd. and Anglogold. The net effect of the changes was to increase the Portfolio's holdings of Australian stocks, primarily at the expense of South Africa.

       Looking forward, we expect that gold prices will continue to be heavily influenced by what central banks do with their bullion holdings. Also likely to be important is the role of gold in the new European Monetary Union. We note that world demand for gold continues to rise to record highs, despite the slowdown in Asian economies. Given that mine closures are increasing, the supply/demand equation could become more interesting. At a time when many of the world's stock and bond markets are reaching historic highs, the severely depressed gold market must appeal to the contrarian investor.

Graham E. French, Portfolio Manager

February 12, 1998

REPORT FROM WELLINGTON MANAGEMENT COMPANY, LLP
Health Care Portfolio

     The Health Care Portfolio rang up another very strong performance during the 12 months ended January 31, 1998. Our gain of 27.4% moderately outpaced the S&P 500 Index return of 26.9% and far exceeded the 16.8% return of the average health-care mutual fund.

       What made the year unusual was that for the second year running, large-capitalization stocks, the market's biggest companies, totally dominated results and far outperformed smaller companies. Also for the second consecutive year, Warner-Lambert, Pfizer, and Bristol-Myers Squibb were the biggest contributors to the Portfolio's performance. Other important winners were Immunex, Guidant, McKesson, and Nycomed Amersham.

       The Portfolio continued to grow at a rapid pace, and its total net assets now exceed $4.7 billion. Because of the Portfolio's large size, we cannot realistically invest in smaller-company stocks to the same extent that we did when the Portfolio was much smaller. (We would have to own nearly 10% of a stock with a market capitalization of $500 million for that stock to constitute 1% of our Portfolio.) Having said that, however, there is plenty of opportunity and liquidity in medium- to larger-cap health-care stocks, and the Portfolio remains broadly representative of the industry.

       The exceptional returns enjoyed by the Health Care Portfolio in recent years are unusual in a historical sense and unlikely to be repeated. In fact, we would have to say that a correction of some magnitude is more likely in the not-too-distant future than a continuation of the high returns achieved during the past three years.

       The health-care industry is dynamic and has a great long-term future, and investors should be prepared to take a long-term view.

Edward P. Owens, Senior Vice President and Portfolio Manager

February 12, 1998

REPORT FROM WELLINGTON MANAGEMENT COMPANY, LLP
Utilities Income Portfolio


       The Utilities Income Portfolio earned 23.2% for the fiscal year ended January 31, 1998, just behind the 26.9% return of the S&P 500 Index. The Portfolio's return was modestly above the 22.5% return for the average utility fund, but below the 26.4% return of the Portfolio's composite benchmark, which is weighted 40% in the S&P Utilities Index, 40% in the S&P Telephone Index, and 20% in the Lehman Utility Bond Index.

       The shortfall compared with the Composite Index was due primarily to the Portfolio's underweighting in telecommunications, which was by far the best-performing utility sector (up 40.7% as measured by the S&P Telephone Index) for the fiscal year. Telephone utilities continue to benefit from ongoing delays in regulatory decision-making about allowing long-distance carriers to compete in the market for providing local telephone service. Until this issue is resolved, the regional Bell companies will be able to report annual growth of 8% to 12% in operating earnings, which is significantly higher than the earnings gains that most electric and gas utilities are achieving. The telecommunications sector has also benefited from aggressive consolidation, including significant transactions during the past 12 months by WorldCom and by two of the Portfolio's holdings, SBC Communications and AT&T.

       During the second half of the fiscal year, the Fund earned a 15.8% return, well above the average utility fund's return of 13.1% but behind the Composite Index return of 18.4%. In the same period, we added to the Portfolio's telephone utilities by creating new positions in Ameritech and MCI Communications and building on previous holdings in BellSouth. We modestly decreased the Portfolio's exposure to gas utilities that also engage in the exploration and production of natural gas by selling Sonat and Coastal Corp. Among electric utilities, we added to positions in Duke Energy, Consolidated Edison,Southern Company, and Endesa, while selling shares of CINergy, DQE, and Baltimore Gas & Electric.

       The dramatic spread between the stock market performance of telephone and gas utilities in the most recent fiscal year has us looking for opportunities in the gas sector, particularly given our belief that consolidation of electric and gas distribution companies will continue.

       As we reported to you six months ago, we modestly changed the Portfolio's long-term posture by reducing bonds, now at 16% of assets, and by moderately increasing exposure to foreign securities. Although we made these changes based on a long-term perspective, we are happy to report that they aided the Portfolio's second-half performance.

       We look forward to the upcoming year and the challenges that deregulation of all three utility sectors will continue to present.

Mark J. Beckwith, Vice President and Portfolio Manager

February 12, 1998

PERFORMANCE SUMMARY
Energy Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.


TOTAL INVESTMENT RETURNS: MAY 23, 1984-JANUARY 31, 1998
----------------------------------------------------------
                  ENERGY PORTFOLIO              S&P 500
FISCAL      CAPITAL    INCOME       TOTAL         TOTAL
YEAR        RETURN     RETURN      RETURN        RETURN
----------------------------------------------------------
1985        -1.9%       0.0%        -1.9%        21.1%
1986         2.0        1.4          3.4         22.9
1987        25.8        6.1         31.9         33.9
1988        -5.7        6.5          0.8         -3.3
1989        20.3        3.9         24.2         20.1
1990        26.1        2.9         29.0         14.5
1991        -4.7        3.1         -1.6          8.4
1992        -1.9        3.2          1.3         22.7
1993        10.0        3.0         13.0         10.6
1994        25.0        2.3         27.3         12.9
1995       -10.6        1.5         -9.1          0.5
1996        26.6        2.1         28.7         38.7
1997        38.8        1.5         40.3         26.3
1998         2.4        1.4          3.8         26.9
----------------------------------------------------------


See Financial Highlights table on page 41 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: JANUARY 31, 1988-JANUARY 31, 1998
---------------------------------------------------------
                        AVERAGE
                        NATURAL
              ENERGY   RESOURCES  S&P 500
             PORTFOLIO   FUND      INDEX
---------------------------------------------------------
1988  01       10000     10000      10000
1988  04       11360     11151      10255
1988  07       11350     11224      10777
1988  10       11155     10948      11157
1989  01       12416     11834      12010
1989  04       13710     12358      12606
1989  07       14427     13050      14219
1989  10       14639     13149      14103
1990  01       16014     14133      13747
1990  04       15763     13512      13936
1990  07       18013     15034      15143
1990  10       16542     13469      13048
1991  01       15752     13218      14900
1991  04       17450     14161      16391
1991  07       17641     14392      17075
1991  10       17879     14636      17419
1992  01       15952     13899      18281
1992  04       16642     13978      18691
1992  07       17520     14443      19259
1992  10       17445     14157      19153
1993  01       18028     14269      20215
1993  04       21929     16326      20418
1993  07       22764     17181      20941
1993  10       23768     17672      22015
1994  01       22951     17709      22819
1994  04       22701     16755      21504
1994  07       23594     17303      22021
1994  10       24151     17720      22866
1995  01       20852     15716      22940
1995  04       24176     17723      25259
1995  07       24796     18428      27771
1995  10       23571     17531      28912
1996  01       26833     19795      31809
1996  04       31095     22521      32891
1996  07       29487     21377      32372
1996  10       34061     24193      35878
1997  01       37653     25768      40188
1997  04       34820     24108      41158
1997  07       41378     27560      49250
1997  10       44106     28169      47399
1998  01       39082     25623      51003
---------------------------------------------------------




-------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS
                                             PERIODS ENDED JANUARY 31, 1998
                                         -------------------------------------       FINAL VALUE OF A
                                            1 YEAR     5 YEARS      10 YEARS        $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------
Energy Portfolio*                            3.80%      16.74%        14.60%             $39,082
Average Natural Resources Fund              -6.19       11.65          9.87               25,623
S&P 500 Index                               26.91       20.33         17.70               51,003
-------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997*
----------------------------------------------------------------------------------------------------------------------------
                                                                                                     10 YEARS
                                                 INCEPTION                             -------------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
----------------------------------------------------------------------------------------------------------------------------
Energy Portfolio**                               5/23/1984      14.89%      19.15%        13.43%        2.51%      15.94%
----------------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

PERFORMANCE SUMMARY
Gold & Precious Metals Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: MAY 23, 1984-JANUARY 31, 1998
----------------------------------------------------------
          GOLD & PRECIOUS METALS PORTFOLIO      SALOMON*
FISCAL     CAPITAL     INCOME       TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN        RETURN
----------------------------------------------------------
1985       -34.0%       0.0%       -34.0%        -34.4%
1986        15.2        1.1         16.3           3.6
1987        38.2        4.0         42.2          12.4
1988        -1.6        4.1          2.5           4.5
1989         3.2        2.9          6.1          -9.3
1990        29.4        4.0         33.4          72.3
1991       -33.6        2.4        -31.2         -41.1
1992        13.5        3.2         16.7          10.9
1993       -22.5        1.9        -20.6         -23.3
1994        86.3        2.9         89.2         121.5
1995       -21.1        1.9        -19.2         -21.1
1996        31.4        1.8         33.2          34.7
1997       -21.9        1.4        -20.5         -14.9
1998       -31.2        1.4        -29.8         -31.2
----------------------------------------------------------

*MSCI Gold Mines Index through December 31, 1994; Salomon World Gold Index thereafter.

See Financial Highlights table on page 42 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: JANUARY 31, 1988-JANUARY 31, 1998
-----------------------------------------------------------
                 GOLD &                      SALOMON
                PRECIOUS       AVERAGE        WORLD
                 METALS         GOLD          GOLD
               PORTFOLIO        FUND          INDEX
-----------------------------------------------------------
1988  01         10000          10000         10000
1988  04         10744          10731         10468
1988  07         10991          10838         9871
1988  10         10378          9980          8989
1989  01         10614          10109         9075
1989  04         10370          9958          9353
1989  07         10880          10307         9887
1989  10         11578          10866         11345
1990  01         14157          12921         15633
1990  04         11142          10229         11061
1990  07         11845          10850         11373
1990  10         10519          9234          10418
1991  01         9739           8443          9207
1991  04         10573          8783          8993
1991  07         11654          9600          10742
1991  10         11501          9319          10352
1992  01         11362          9212          10210
1992  04         10360          8039          8508
1992  07         10976          9029          9339
1992  10         9382           8032          7952
1993  01         9024           7684          7832
1993  04         12664          10501         12166
1993  07         16452          13411         16858
1993  10         14842          12481         16056
1994  01         17078          13760         17351
1994  04         15803          12330         15476
1994  07         16422          12342         16046
1994  10         17936          13235         17726
1995  01         13800          10455         13686
1995  04         15334          12063         15172
1995  07         16185          12638         15326
1995  10         14663          11471         14503
1996  01         18386          14590         18438
1996  04         18373          15530         18656
1996  07         16236          13910         16393
1996  10         16355          13807         16624
1997  01         14616          12589         15689
1997  04         13746          11779         14902
1997  07         12971          13465         14536
1997  10         11179          13763         12304
1998  01         10254          8087          10788
-----------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS
                                             PERIODS ENDED JANUARY 31, 1998
                                        --------------------------------------      FINAL VALUE OF A
                                           1 YEAR      5 YEARS      10 YEARS       $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------
Gold & Precious Metals Portfolio*          -29.85%       2.59%         0.25%             $10,254
Average Gold Fund                          -36.29        0.68         -2.10                8,087
Salomon World Gold Index**                 -31.24        6.61          0.76               10,788
-------------------------------------------------------------------------------------------------------

 *Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

**MSCI Gold Mines Index through December 31, 1994; Salomon World Gold Index thereafter.



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997*
---------------------------------------------------------------------------------------------------------------------------
                                                                                                     10 YEARS
                                                 INCEPTION                             ------------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
---------------------------------------------------------------------------------------------------------------------------
Gold & Precious Metals Portfolio**               5/23/1984      -38.92%      1.15%        -4.51%        2.29%      -2.22%
---------------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

PERFORMANCE SUMMARY
Health Care Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: MAY 23, 1984-JANUARY 31, 1998
---------------------------------------------------------
                HEALTH CARE PORTFOLIO           S&P 500
FISCAL     CAPITAL     INCOME       TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN       RETURN
---------------------------------------------------------
1985        18.5%       0.0%        18.5%        21.1%
1986        32.9        0.8         33.7         22.9
1987        30.8        1.0         31.8         33.9
1988        -2.7        3.0          0.3         -3.3
1989        19.3        2.1         21.4         20.1
1990        17.7        2.5         20.2         14.5
1991        27.4        2.7         30.1          8.4
1992        32.0        2.0         34.0         22.7
1993        -4.8        1.9         -2.9         10.6
1994        18.7        2.5         21.2         12.9
1995         8.1        1.7          9.8          0.5
1996        43.8        1.7         45.5         38.7
1997        19.1        1.5         20.6         26.3
1998        26.0        1.4         27.4         26.9
---------------------------------------------------------


See Financial Highlights table on page 42 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: JANUARY 31, 1988-JANUARY 31, 1998
----------------------------------------------------------
             HEALTH       AVERAGE
              CARE      HEALTH-CARE     S&P 500
            PORTFOLIO      FUND          INDEX
----------------------------------------------------------
1988  01      10000        10000         10000
1988  04      10493        10181         10255
1988  07      10988        10507         10777
1988  10      11554        10616         11157
1989  01      12143        11155         12010
1989  04      13151        12295         12606
1989  07      14304        13631         14219
1989  10      14114        14296         14103
1990  01      14598        13991         13747
1990  04      14982        14748         13936
1990  07      17208        17363         15143
1990  10      15715        15717         13048
1991  01      18991        19693         14900
1991  04      21403        22915         16391
1991  07      22461        24648         17075
1991  10      24297        28700         17419
1992  01      25442        32083         18281
1992  04      24084        27072         18691
1992  07      24897        28339         19259
1992  10      24667        27115         19153
1993  01      24699        28332         20215
1993  04      23979        25604         20418
1993  07      24288        26257         20941
1993  10      27667        29032         22015
1994  01      29937        31979         22819
1994  04      27551        28969         21504
1994  07      28218        28181         22021
1994  10      31710        31465         22866
1995  01      32867        32141         22940
1995  04      35025        33867         25259
1995  07      38862        37857         27771
1995  10      41728        40817         28912
1996  01      47812        47723         31809
1996  04      50649        49814         32891
1996  07      49095        44543         32372
1996  10      51796        48245         35878
1997  01      57684        53750         40188
1997  04      59133        49982         41158
1997  07      69869        60093         49250
1997  10      69426        62022         47399
1998  01      73473        62576         51003
----------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS
                                             PERIODS ENDED JANUARY 31, 1998
                                          ------------------------------------       FINAL VALUE OF A
                                            1 YEAR     5 YEARS      10 YEARS        $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------
Health Care Portfolio*                      27.37%      24.36%        22.07%             $73,473
Average Health-Care Fund                    16.79       17.81         20.13               62,576
S&P 500 Index                               26.91       20.33         17.70               51,003
-------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997*
--------------------------------------------------------------------------------------------------------------------------
                                                                                                     10 YEARS
                                                 INCEPTION                             -----------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
--------------------------------------------------------------------------------------------------------------------------
Health Care Portfolio**                          5/23/1984      28.57%      22.64%        21.03%        2.03%      23.06%
--------------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

PERFORMANCE SUMMARY
Utilities Income Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.


TOTAL INVESTMENT RETURNS: MAY 15, 1992-JANUARY 31, 1998
-----------------------------------------------------------
             UTILITIES INCOME PORTFOLIO        UTILITIES
                                               COMPOSITE*
FISCAL     CAPITAL     INCOME       TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN       RETURN
-----------------------------------------------------------
1993        12.0%       2.5%        14.5%        12.2%
1994         8.0        5.1         13.1         12.9
1995        -9.7        5.2         -4.5         -2.0
1996        23.2        6.3         29.5         30.2
1997         0.9        4.6          5.5          4.5
1998        17.8        5.4         23.2         26.4
-----------------------------------------------------------


*80% S&P Utilities Index, 20% Lehman Utility Bond Index through June 30, 1996, when the S&P Utilities component was separated into the S&P Utilities Index and the S&P Telephone Index.

See Financial Highlights table on page 43 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: MAY 15, 1992-JANUARY 31, 1998
-------------------------------------------------------------
              UTILITIES     AVERAGE   UTILITIES
               INCOME       UTILITY   COMPOSITE    S&P 500
              PORTFOLIO       FUND      INDEX       INDEX
-------------------------------------------------------------
May 15, 92      10000        10000      10000       10000
1992  07        10700        10430      10762       10397
1992  10        10750        10392      10688       10340
1993  01        11451        10899      11219       10915
1993  04        12220        11543      11899       11024
1993  07        12952        12103      12638       11307
1993  10        13392        12427      13158       11886
1994  01        12949        12183      12670       12320
1994  04        12143        11490      11843       11611
1994  07        12112        11345      11950       11890
1994  10        11942        11246      11693       12345
1995  01        12371        11440      12421       12385
1995  04        12924        11772      12847       13638
1995  07        13687        12486      13627       14995
1995  10        14851        13220      14908       15610
1996  01        16016        14309      16178       17175
1996  04        15540        14036      15409       17759
1996  07        15462        13913      15239       17478
1996  10        16310        14730      16002       19371
1997  01        16899        15737      16912       21699
1997  04        16477        15326      16676       22222
1997  07        17981        17043      18055       26591
1997  10        18491        17353      18624       25592
1998  01        20814        19281      21370       27534
-------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS
                                             PERIODS ENDED JANUARY 31, 1998
                                         --------------------------------------
                                                                      SINCE          FINAL VALUE OF A
                                           1 YEAR      5 YEARS      INCEPTION       $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------
Utilities Income Portfolio                  23.17%      12.69%        13.69%             $20,814
Average Utility Fund                        22.52       12.09         12.17               19,281
Utilities Composite Index*                  26.36       13.75         14.21               21,370
S&P 500 Index                               26.91       20.33         19.40               27,534
-------------------------------------------------------------------------------------------------------

*80% S&P Utilities Index, 20% Lehman Utility Bond Index through June 30, 1996, when the S&P Utilities component was separated into the S&P Utilities Index and the S&P Telephone Index.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997*
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                                 INCEPTION                               ----------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
---------------------------------------------------------------------------------------------------------------------------
Utilities Income Portfolio                       5/15/1992      25.09%      13.18%         8.71%        5.21%      13.92%
---------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
REIT Index Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: MAY 13, 1996-JANUARY 31, 1998
-------------------------------------------------------------
                  REIT INDEX PORTFOLIO        MORGAN STANLEY
FISCAL       CAPITAL     INCOME       TOTAL     REIT INDEX
YEAR         RETURN      RETURN      RETURN    TOTAL RETURN
-------------------------------------------------------------
1997          26.6%       3.7%        30.3%        30.7%
1998          11.0%       6.1%        17.1%        16.5%
-------------------------------------------------------------

See Financial Highlights table on page 43 for dividend and capital gains information since the Portfolio's inception.



CUMULATIVE PERFORMANCE: MAY 13, 1996-JANUARY 31, 1998
-------------------------------------------------------
                REIT           AVERAGE       MORGAN
                INDEX        REAL ESTATE     STANLEY
              PORTFOLIO         FUND       REIT INDEX
-------------------------------------------------------
May 13, 96      10000           10000         10000
1996  07        10270           10074         10276
1996  10        11186           10932         11201
1997  01        13033           12618         13066
1997  04        12637           12184         12664
1997  07        14067           13968         14081
1997  10        14825           14683         14842
1998  01        15258           14981         15217
-------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                           AVERAGE ANNUAL TOTAL RETURNS
                                          PERIODS ENDED JANUARY 31, 1998
                                         ---------------------------------     FINAL VALUE OF A
                                            1 YEAR      SINCE INCEPTION       $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------
REIT Index Portfolio*                       17.08%          27.87%                 $15,258
Average Real Estate Fund                    18.73           26.47                   14,981
Morgan Stanley REIT Index                   16.46           27.63                   15,217
-------------------------------------------------------------------------------------------------


*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997*

-------------------------------------------------------------------------------------------------
                                                                        SINCE INCEPTION
                                      INCEPTION                 ---------------------------------
                                        DATE        1 YEAR        CAPITAL    INCOME      TOTAL
-------------------------------------------------------------------------------------------------
REIT Index Portfolio**                5/13/1996     18.77%         24.12%     6.41%      30.53%
-------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.
**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

PORTFOLIO PROFILE
Energy Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of January 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 19 and 20.


PORTFOLIO CHARACTERISTICS

----------------------------------------------------------
                                    ENERGY         S&P 500
----------------------------------------------------------
Number of Stocks                        70             500
Median Market Cap                    $5.0B          $36.7B
Price/Earnings Ratio                 19.2x           21.6x
Price/Book Ratio                      2.6x            4.1x
Yield                                 1.4%            1.6%
Return on Equity                      9.1%           20.6%
Earnings Growth Rate                 16.8%           17.9%
Foreign Holdings                     27.3%            1.8%
Turnover Rate                          19%              --
Expense Ratio                        0.38%              --
Cash Reserves                         3.5%              --


INVESTMENT FOCUS
----------------------------------------------------------

[CHART]

VOLATILITY MEASURES
----------------------------------------------------------
                                    ENERGY         S&P 500
----------------------------------------------------------
R-Squared                             0.16            1.00
Beta                                  0.55            1.00


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------
Amerada Hess Corp.                                 4.0%
Baker Hughes, Inc.                                 3.2
Ashland, Inc.                                      2.9
Texaco Inc.                                        2.8
ENI SPA ADR                                        2.7
Chevron Corp.                                      2.6
Schlumberger Ltd.                                  2.4
Total SA ADR                                       2.4
Phillips Petroleum Co.                             2.4
Imperial Oil Ltd.                                  2.3
--------------------------------------------------------
Top Ten                                           27.7%


SECTOR DIVERSIFICATION (% OF COMMON STOCK)
---------------------------------------------------------------------------------------------------------------------
                                                                    JANUARY 31, 1997             JANUARY 31, 1998
                                                                 ----------------------------------------------------
                                                                         ENERGY                       ENERGY
                                                                 ----------------------------------------------------
Auto & Transportation . . . . . . . . . . . . . . . . . . .                0.8%                         0.6%
Energy Miscellaneous. . . . . . . . . . . . . . . . . . . .                2.0                          6.6
International . . . . . . . . . . . . . . . . . . . . . . .               18.6                         27.3
Machinery--Oil Well Equipment & Services. . . . . . . . . .               10.7                         11.8
Materials & Processing  . . . . . . . . . . . . . . . . . .                2.3                          1.9
Offshore Drilling . . . . . . . . . . . . . . . . . . . . .                6.9                          4.7
Oil--Crude Producers. . . . . . . . . . . . . . . . . . . .               18.5                         16.6
Oil--Integrated Domestic. . . . . . . . . . . . . . . . . .               20.9                         20.7
Oil--Integrated International . . . . . . . . . . . . . . .               13.0                          7.2
Other . . . . . . . . . . . . . . . . . . . . . . . . . . .                6.3                          2.6
---------------------------------------------------------------------------------------------------------------------

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

COUNTRY DIVERSIFICATION. The percentages of a portfolio's net assets invested in securities of various countries.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a portfolio's holdings by type of issuer or type of instrument.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a portfolio, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a portfolio's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a portfolio's fixed-income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF BONDS. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PORTFOLIO ALLOCATION BY REIT TYPE. An indicator of diversification, this table shows the percentage of the Portfolio's noncash holdings invested in various real estate investment trusts, classified according to the types of property they emphasize.

PORTFOLIO ASSET ALLOCATION. This chart shows the proportions of a portfolio's holdings allocated to different types of asset.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS/STOCKS. The percentage of equity assets or of total net assets that a portfolio has invested in its ten largest stocks. As this percentage rises, a portfolio's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PORTFOLIO PROFILE
Gold & Precious Metals Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of January 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 19 and 20.



PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                           GOLD & PRECIOUS
                                    METALS         S&P 500
----------------------------------------------------------
Number of Stocks                        56             500
Median Market Cap                    $1.2B          $36.7B
Price/Earnings Ratio                 30.4x           21.6x
Price/Book Ratio                      2.7x            4.1x
Dividend Yield                        1.7%            1.6%
Return on Equity                     13.5%           20.6%
Earnings Growth Rate                  3.1%           17.9%
Foreign Holdings                     74.7%            1.8%
Turnover Rate                          26%              --
Expense Ratio                        0.62%              --


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------------------
Newmont Mining Corp.                               7.0%
Euro-Nevada Mining Corp.                           6.8
Franco-Nevada Mining Corp., Ltd.                   5.8
Plutonic Resources Ltd.                            4.9
Barrick Gold Corp.                                 4.6
Normandy Mining Ltd.                               4.5
Freeport-McMoRan Copper &
  Gold, Inc.                                       4.4
Rio Tinto                                          4.2
Newcrest Mining Ltd.                               3.9
Anglo American Platinum Corp. ADR                  3.8
-------------------------------------------------------
Top Ten                                           49.9%



VOLATILITY MEASURES
----------------------------------------------------------
                           GOLD & PRECIOUS
                                    METALS         S&P 500
----------------------------------------------------------
R-Squared                             0.02            1.00
Beta                                  0.36            1.00


COUNTRY DIVERSIFICATION (% OF TOTAL NET ASSETS)
-------------------------------------------------------
Australia                                         26.5%
Canada                                            22.2
Ghana                                              1.5
South Africa                                      15.8
United Kingdom                                     1.1
United States                                     22.8
-------------------------------------------------------
Subtotal                                          89.9%
Bullion                                            7.2
Cash Reserves                                      2.9
-------------------------------------------------------
Total                                            100.0%

PORTFOLIO PROFILE
Health Care Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of January 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 19 and 20.


PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                               HEALTH CARE         S&P 500
----------------------------------------------------------
Number of Stocks                        99             500
Median Market Cap                   $16.6B          $36.7B
Price/Earnings Ratio                 28.8x           21.6x
Price/Book Ratio                      4.2x            4.1x
Yield                                 1.2%            1.6%
Return on Equity                     24.0%           20.6%
Earnings Growth Rate                 12.5%           17.9%
Foreign Holdings                     21.5%            1.8%
Turnover Rate                          10%              --
Expense Ratio                        0.40%              --
Cash Reserves                         9.1%              --




INVESTMENT FOCUS
----------------------------------------------------------

[CHART]


VOLATILITY MEASURES
----------------------------------------------------------
                               HEALTH CARE         S&P 500
----------------------------------------------------------
R-Squared                             0.63            1.00
Beta                                  0.69            1.00



TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------
Warner-Lambert Co.                                 5.9%
Pfizer, Inc.                                       5.2
Pharmacia & Upjohn, Inc.                           5.1
Bristol-Myers Squibb Co.                           4.8
Abbott Laboratories                                3.6
Merck & Co., Inc.                                  2.7
Zeneca Group PLC ADR                               2.7
McKesson Corp.                                     2.6
Johnson & Johnson                                  2.4
Novartis AG (Registered)                           2.2
--------------------------------------------------------
Top Ten                                           37.2%


SECTOR DIVERSIFICATION (% OF COMMON STOCK)
---------------------------------------------------------------------------------------------------------------------
                                                                   JANUARY 31, 1997             JANUARY 31, 1998
                                                               ------------------------------------------------------
                                                                      HEALTH CARE                  HEALTH CARE
                                                               ------------------------------------------------------
Biotech Research & Production . . . . . . . . . . . . . . .                --                          2.9%
Consumer Discretionary. . . . . . . . . . . . . . . . . . .               0.9%                         0.1
Drugs & Pharmaceuticals . . . . . . . . . . . . . . . . . .              55.4                         50.9
Electronics--Medical Systems. . . . . . . . . . . . . . . .               2.6                          1.6
Health & Personal Care. . . . . . . . . . . . . . . . . . .                --                          0.5
Health Care Facilities. . . . . . . . . . . . . . . . . . .               5.1                          3.9
Health Care Management Services . . . . . . . . . . . . . .               4.6                          5.2
International . . . . . . . . . . . . . . . . . . . . . . .              14.1                         21.5
Materials & Processing. . . . . . . . . . . . . . . . . . .               4.2                          1.6
Medical & Dental Instruments & Supplies . . . . . . . . . .              10.2                          8.5
Medical Services. . . . . . . . . . . . . . . . . . . . . .               0.2                          1.3
Miscellaneous Health Care . . . . . . . . . . . . . . . . .               1.5                           --
Other . . . . . . . . . . . . . . . . . . . . . . . . . . .               0.9                          1.3
Producer Durables . . . . . . . . . . . . . . . . . . . . .               0.3                          0.7
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE
Utilities Income Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of January 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 19 and 20.


TOTAL PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
Yield                                                 3.9%
Turnover Rate                                          41%
Expense Ratio                                        0.44%
Cash Reserves                                         1.9%

PORTFOLIO ASSET ALLOCATION
----------------------------------------------------------
Stocks                 82%
Bonds                  16%
Cash                    2%



TOTAL PORTFOLIO VOLATILITY MEASURES
----------------------------------------------------------
                                 UTILITIES
                                    INCOME         S&P 500
----------------------------------------------------------
R-Squared                             0.36            1.00
Beta                                  0.45            1.00


TEN LARGEST STOCKS (% OF EQUITIES)
-------------------------------------------------------
New England Electric System                        4.5%
BellSouth Corp.                                    4.5
Pinnacle West Capital Corp.                        4.3
Sprint Corp.                                       4.2
NIPSCO Industries, Inc.                            3.5
U S WEST Communications Group                      3.4
Bell Atlantic Corp.                                3.4
Duke Energy Corp.                                  3.3
Ameritech Corp.                                    3.0
Southern New England
  Telecommunications Corp.                         2.8
-------------------------------------------------------
Top Ten                                           36.9%
-------------------------------------------------------
Top Ten as % of Total Net Assets                  30.4%


SECTOR DIVERSIFICATION (% OF COMMON STOCK)
--------------------------------------------------------------------------------------------------------------------
                                                                    JANUARY 31, 1997             JANUARY 31, 1998
                                                                ----------------------------------------------------
                                                                    UTILITIES INCOME             UTILITIES INCOME
                                                                ----------------------------------------------------
Electrical. . . . . . . . . . . . . . . . . . . . . . . . . .            56.9%                        46.1%
Gas Distribution. . . . . . . . . . . . . . . . . . . . . . .            10.4                          9.4
Integrated Oils . . . . . . . . . . . . . . . . . . . . . . .             4.6                          1.5
Materials & Processing. . . . . . . . . . . . . . . . . . . .             0.4                          0.0
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . .             3.2                          6.5
Other Energy. . . . . . . . . . . . . . . . . . . . . . . . .             0.0                          2.7
Technology. . . . . . . . . . . . . . . . . . . . . . . . . .             0.9                          0.0
Telecommunications. . . . . . . . . . . . . . . . . . . . . .            22.8                         32.9
Water . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.8                          0.9
--------------------------------------------------------------------------------------------------------------------

EQUITY CHARACTERISTICS
----------------------------------------------------------
                                 UTILITIES
                                    INCOME         S&P 500
----------------------------------------------------------
Number of Stocks                        59             500
Median Market Cap                    $5.0B          $36.7B
Price/Earnings Ratio                 17.8x           21.6x
Price/Book Ratio                      2.4x            4.1x
Dividend Yield                        3.6%            1.6%
Return on Equity                     13.8%           20.6%
Earnings Growth Rate                  6.8%           17.9%
Foreign Holdings                      7.8%            1.8%


EQUITY INVESTMENT FOCUS
----------------------------------------------------------

[CHART]

FIXED-INCOME CHARACTERISTICS
----------------------------------------------------------
Number of Bonds                                         38
Yield to Maturity                                     6.3%
Average Coupon                                        6.9%
Average Maturity                                10.9 years
Average Quality                                         A1
Average Duration                                 6.6 years


FIXED-INCOME INVESTMENT FOCUS
----------------------------------------------------------

[CHART]


DISTRIBUTION BY ISSUER (% OF BONDS)
----------------------------------------------------------
Treasury/Agency                                    0.0%
Electric                                          56.7
Gas                                                3.6
Telephone                                         39.7
----------------------------------------------------------
Total                                            100.0%


DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
-------------------------------------------------------
Aaa                                               12.5%
Aa                                                36.4
A                                                 40.0
Baa                                               11.1
Ba                                                 0.0
B                                                  0.0
Not Rated                                          0.0
-------------------------------------------------------
Total                                            100.0%

PORTFOLIO PROFILE
REIT Index Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of January 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 19 and 20.


PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                                REIT INDEX         S&P 500
----------------------------------------------------------
Number of Stocks                       125             500
Median Market Cap                    $1.3B          $36.7B
Price/Earnings Ratio                 24.9x           21.6x
Price/Book Ratio                      2.1x            4.1x
Dividend Yield                        5.6%            1.6%
Return on Equity                     10.2%           20.6%
Earnings Growth Rate                 23.4%           17.9%
Foreign Holdings                        0%            1.8%
Turnover Rate                           2%              --
Expense Ratio                        0.24%              --
Cash Reserves                         1.8%              --



TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------
Equity Office Properties Trust REIT                5.3%
Equity Residential Properties Trust REIT           4.0
Crescent Real Estate, Inc. REIT                    3.6
Public Storage, Inc. REIT                          3.1
Simon DeBartolo Group, Inc. REIT                   3.0
Vornado Realty Trust REIT                          2.9
Security Capital Industrial Trust REIT             2.6
Starwood Lodging Trust REIT                        2.2
Spieker Properties, Inc. REIT                      2.2
Security Capital Pacific, Inc. REIT                2.0
--------------------------------------------------------
Top Ten                                           30.9%


INVESTMENT FOCUS
----------------------------------------------------------

[CHART]


PORTFOLIO ALLOCATION BY REIT TYPE*
----------------------------------------------------------
Retail                                                24%
Apartments                                            24
Industrial                                            15
Office                                                24
Hotels                                                 9
Diversified                                            4
----------------------------------------------------------
Total                                                100%

*Data as of December 31, 1997.

FINANCIAL STATEMENTS
January 31, 1998

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by sector within the Portfolio's designated industry; international securities, if significant, may be presented in a separate group. The REIT Index Portfolio lists its security holdings alphabetically. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.


--------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
ENERGY PORTFOLIO                                            SHARES              (000)
--------------------------------------------------------------------------------------
COMMON STOCKS (95.9%)
--------------------------------------------------------------------------------------
UNITED STATES (69.7%)
--------------------------------------------------------------------------------------
AUTO AND TRANSPORTATION (0.6%)
-   OMI Corp.                                             700,000               5,950
                                                                          ------------
ENERGY MISCELLANEOUS (6.3%)
    McDermott International, Inc.                         700,000              22,312
    Tosco Corp.                                           500,000              16,719
    Ultramar Diamond
      Shamrock Corp.                                      431,900              14,388
    Valero Energy Corp.                                   500,000              15,781
                                                                          ------------
                                                                               69,200
                                                                          ------------
MACHINERY--OIL WELL EQUIPMENT & SERVICES (11.3%)
    Baker Hughes, Inc.                                    900,000              34,706
    Camco International, Inc.                             130,000               7,109
-   Cooper Cameron Corp.                                  160,000               8,230
-   Noble Drilling Corp.                                  700,000              18,725
-   Rowan Cos., Inc.                                      200,000               5,275
    Schlumberger Ltd.                                     360,000              26,527
-   Varco International, Inc.                             600,000              12,300
-   Weatherford Enterra, Inc.                             299,999              10,500
                                                                          ------------
                                                                              123,372
                                                                          ------------
MATERIALS & PROCESSING (1.8%)
    Fluor Corp.                                           400,000              15,075
-   J. Ray McDermott SA                                   120,000               4,298
                                                                          ------------
                                                                               19,373
                                                                          ------------
OFFSHORE DRILLING (4.5%)
-   R & B Falcon Corp.                                    826,000              24,987
    Transocean Offshore, Inc.                             600,000              23,850
                                                                          ------------
                                                                               48,837
                                                                          ------------
OIL--CRUDE PRODUCERS (15.9%)
    Anadarko Petroleum Corp.                              330,000              19,470
    Apache Corp.                                          100,000               3,312
-   Barrett Resources Corp.                               196,700               5,508
    Devon Energy Corp.                                    220,000               7,672
    Enron Oil & Gas Co.                                   654,400              13,088
    Noble Affiliates, Inc.                                200,000               7,275
    Occidental Petroleum Corp.                            750,000              19,125
-   Oryx Energy Co.                                     1,000,000              24,000
    Pogo Producing Co.                                    685,000              19,437
-   Santa Fe Energy
      Resources, Inc.                                   1,165,200              12,235
-   Tom Brown, Inc.                                       228,100               3,992
    Union Texas Petroleum
      Holdings, Inc.                                    1,000,000              18,937
    Vastar Resources, Inc.                                590,300              19,591
                                                                          ------------
                                                                              173,642
                                                                          ------------
OIL--INTEGRATED DOMESTIC (19.8%)
    Amerada Hess Corp.                                    800,000              43,750
    Amoco Corp.                                           190,000              15,461
    Ashland, Inc.                                         600,000              31,650
    Kerr-McGee Corp.                                      350,000              21,919
    Murphy Oil Corp.                                      370,100              18,482
    Phillips Petroleum Co.                                600,000              26,400

--------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
                                                           SHARES               (000)
--------------------------------------------------------------------------------------
-   Seagull Energy Corp.                                  500,000          $    8,469
    Sun Co., Inc.                                         150,000               5,812
    USX-Marathon Group                                    600,000              20,137
    Unocal Corp.                                          696,000              23,925
                                                                          ------------
                                                                              216,005
                                                                          ------------
OIL--INTEGRATED INTERNATIONAL (6.9%)
    Chevron Corp.                                         380,000              28,429
    Exxon Corp.                                           280,000              16,607
    Texaco Inc.                                           578,388              30,112
                                                                          ------------
                                                                               75,148
                                                                          ------------
OTHER (2.6%)
    Canadian Pacific Ltd.                                 800,000              21,650
    Foster Wheeler Corp.                                  290,000               6,960
                                                                          ------------
                                                                               28,610
                                                                          ------------
--------------------------------------------------------------------------------------
TOTAL UNITED STATES                                                           760,137
--------------------------------------------------------------------------------------
INTERNATIONAL (26.2%)
--------------------------------------------------------------------------------------
CANADA (11.9%)
    Alberta Energy Co., Ltd.                            1,127,870              22,916
-   Anderson Exploration Ltd.                           1,012,401              10,320
-   Cabre Exploration Ltd.                                290,000               3,621
    Imperial Oil Ltd.                                     440,300              25,558
    PanCanadian Petroleum Ltd.                            283,400               4,498
    Paramount Resources Ltd.                            1,080,900              10,907
-   Penn West Petroleum Ltd.                              352,143               3,722
    Petro-Canada                                        1,000,000              17,718
-   Poco Petes Ltd.                                       400,000               3,516
    Ranger Oil Ltd.                                     1,500,000               8,928
-   Renaissance Energy Ltd.                               250,000               4,977
-   Rio Alto Exploration Ltd.                             652,500               5,691
    Talisman Energy, Inc.                                 255,000               7,152
                                                                          ------------
                                                                              129,524
                                                                          ------------
FRANCE (2.4%)
    Total SA ADR                                          508,989              26,404
                                                                          ------------
ITALY (2.7%)
    ENI SPA ADR                                           500,500              29,342
                                                                          ------------
UNITED KINGDOM (2.1%)
    Burmah Castrol PLC                                    299,955               4,948
    Lasmo PLC                                           2,000,000               8,567
    Shell Transport & Trading
      Co. ADR                                             230,000               9,315
                                                                          ------------
                                                                               22,830
                                                                          ------------
OTHER (7.1%)
    Norsk Hydro ASA ADR                                   480,000              21,600
    Repsol SA ADR                                         492,500              21,024
    Royal Dutch Petroleum
      NY Shares                                           320,000              16,400
    Saga Petroleum ASA B Shares                           190,000               2,971
    YPF SA ADR                                            500,000              15,219
                                                                          ------------
                                                                               77,214
                                                                          ------------
--------------------------------------------------------------------------------------
TOTAL INTERNATIONAL                                                           285,314
--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $828,361)                                                         1,045,451
--------------------------------------------------------------------------------------
                                                              FACE             MARKET
                                                            AMOUNT             VALUE*
                                                             (000)              (000)
--------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.6%)
--------------------------------------------------------------------------------------
    Sun Co., Inc. $1.80 Cvt. Pfd.
      Series A
      (COST $5,046)                                        200,000         $    6,975
--------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.0%)
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    5.60%, 2/2/1998                                        $40,293             40,293
    5.60%, 2/2/1998--Note G                                 13,900             13,900
--------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $54,193)                                                             54,193
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.5%)
    (COST $887,600)                                                         1,106,619
--------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.5%)
--------------------------------------------------------------------------------------
Other Assets--Note C                                                            2,175
Liabilities--Note G                                                           (18,309)
                                                                          ------------
                                                                              (16,134)
--------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------
Applicable to 48,072,364 outstanding
    $.001 par value shares
    (authorized 1,200,000,000 shares)                                      $1,090,485
======================================================================================

NET ASSET VALUE PER SHARE                                                      $22.68
======================================================================================

*See Note A in Notes to Financial Statements.

-Non-Income-Producing Security.

ADR--American Depositary Receipt.

----------------------------------------------------------------------------------
 AT JANUARY 31, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------
                                                           AMOUNT             PER
                                                            (000)           SHARE
----------------------------------------------------------------------------------
  Paid in Capital                                      $  868,386          $18.06
  Undistributed Net Investment
    Income--Note F                                            243             .01
  Accumulated Net Realized
    Gains--Note F                                           2,843             .06
  Unrealized Appreciation
    (Depreciation)--Note E
     Investment Securities                                219,019            4.55
     Foreign Currencies                                        (6)             --
----------------------------------------------------------------------------------
  NET ASSETS                                           $1,090,485          $22.68
==================================================================================

--------------------------------------------------------------------------------------
                                                                               MARKET
GOLD & PRECIOUS                                                                VALUE*
METALS PORTFOLIO                                           SHARES               (000)
--------------------------------------------------------------------------------------
COMMON STOCKS (90.0%)
--------------------------------------------------------------------------------------
AUSTRALIA (26.5%)
    Ashton Mining Ltd.                                  6,500,000          $    6,459
-   Aurora Gold Ltd.                                    7,260,000               9,304
-   Australian Resources Ltd.                          12,000,000               2,097
-   Bougainville Copper Ltd.                            2,000,000                 658
-   Emperor Mines Ltd.                                  2,150,000                 928
    Great Central Mines Ltd.                            1,000,000               1,377
-   Lone Star Exploration NL                            2,000,000                 123
    Mount Isa Mines Holdings Ltd.                      13,500,000               8,419
-   Newcrest Mining Ltd.                               10,000,000              12,679
    Normandy Mining Ltd.                               12,350,000              14,473
-   Normandy Mining Ltd.
      Warrants Exp. 4/30/2001                           1,800,000                 241
    Plutonic Resources Ltd.                             5,000,000              16,105
    Rio Tinto Ltd.                                        800,000              10,612
    Sons of Gwalia Ltd.                                 1,000,000               2,981
-   Star Mining Corp. NL                               26,000,000                 196
-   Tanami Gold NL                                      1,600,000                 143
                                                                          ------------
                                                                               86,795
                                                                          ------------
CANADA (22.2%)
    Aber Resources Ltd.                                   250,000               2,651
    Barrick Gold Corp.                                    200,000               3,879
    Euro-Nevada Mining Corp.                            1,384,000              22,155
    Franco-Nevada Mining
      Corp., Ltd.                                         860,000              18,826
    Golden Star Resources Ltd.                            350,000               1,640
    Greenstone Resources Ltd.                             750,000               4,746
-   IAMGOLD (International African
      Mining Gold Corp.)                                  527,600               1,859
    Miramar Mining Corp.                                  750,000               1,211
-   Nelson Gold Corp. Ltd.                              3,050,000                 626
-   Philex Gold, Inc.                                     215,000                 191
    Placer Dome Inc.                                      550,000               7,187
-   Princess Resources Ltd.                             6,000,000                 287
-   South Pacific Resources Corp.                         150,000                  21
-   TVX Gold, Inc.                                      2,000,000               6,184
    Vengold, Inc.                                       1,250,000               1,240
                                                                          ------------
                                                                               72,703
                                                                          ------------
GHANA (1.6%)
    Ashanti Goldfields Co., Ltd.                          399,998               3,550
    Ashanti Goldfields Co., Ltd. GDR                      150,000               1,463
                                                                          ------------
                                                                                5,013
                                                                          ------------
SOUTH AFRICA (15.8%)
    Anglo American Platinum
      Corp. ADR                                           903,401              12,359
    Beatrix Gold Mines ADR                              1,800,000               5,256
    Elandsrand Gold Mining
      Ltd. ADR                                          1,720,000               5,143
    Evander Gold Mines Ltd. ADR                           385,800                 694
    Free State Consolidated Gold
      Mines Ltd. ADR                                      400,000               1,950
    Impala Platinum Holdings
      Ltd. ADR                                            750,000               7,140
    Southvaal Holdings Ltd. ADR                           230,000               4,336
    Vaal Reefs Exploration &
      Mining Co. Ltd. ADR                               1,600,000               7,575
    Western Deep Levels Ltd. ADR                          325,000               7,272
                                                                          ------------
                                                                               51,725
                                                                          ------------
UNITED KINGDOM (1.1%)
-   Philippine Gold PLC                                 1,525,000                 374
    Rio Tinto PLC                                         250,000               3,196
                                                                          ------------
                                                                                3,570
                                                                          ------------
UNITED STATES (22.8%)
-   Atlas Corp.                                         1,000,000                 160
    Barrick Gold Corp.                                    575,000              11,141
-   Campbell Resources, Inc.                            5,000,000               2,813
-   Crown Resources Corp.                                 600,000               2,813
    Freeport-McMoRan Copper &
      Gold, Inc. Class A                                  747,000              11,018
    Freeport-McMoRan Copper &
      Gold, Inc. Gold Denomination
      Shares Pfd.                                         150,000               3,450
-   Getchell Gold Corp.                                   250,000               6,375
    Newmont Gold Co.                                      125,000               3,641
    Newmont Mining Corp.                                  800,000              22,800
    Placer Dome Inc.                                      350,000               4,506
-   Stillwater Mining Co.                                 300,000               5,906
                                                                          ------------
                                                                               74,623
                                                                          ------------
--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $383,799)                                                           294,429
--------------------------------------------------------------------------------------
PRECIOUS METALS (7.2%)
--------------------------------------------------------------------------------------
-   Gold Bullion (74,868 Ounces)                                               22,644
-   Platinum Bullion (2,009 Ounces)                                               781
--------------------------------------------------------------------------------------
TOTAL PRECIOUS METALS
    (COST $31,918)                                                             23,425
--------------------------------------------------------------------------------------
                                                              FACE
                                                            AMOUNT
                                                             (000)
--------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (11.1%)
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    5.60%, 2/2/1998                                        $12,931             12,931
    5.60%, 2/2/1998--Note G                                 23,553             23,553
--------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $36,484)                                                             36,484
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS (108.3%)
    (COST $452,201)                                                           354,338
--------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-8.3%)
--------------------------------------------------------------------------------------
Other Assets--Note C                                                            1,103
Security Lending Collateral Payable
    to Brokers--Note G                                                        (23,553)
Other Liabilities                                                              (4,570)
                                                                          ------------
                                                                              (27,020)
--------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------
Applicable to 43,496,038 outstanding
    $.001 par value shares
    (authorized 1,200,000,000 shares)                                        $327,318
======================================================================================

NET ASSET VALUE PER SHARE                                                       $7.53
======================================================================================

*See Note A in Notes to Financial Statements.

-Non-Income-Producing Security.

ADR--American Depositary Receipt.

GDR--Global Depositary Receipt.

------------------------------------------------------------------------------------

                                                             AMOUNT             PER
                                                              (000)           SHARE
------------------------------------------------------------------------------------
  AT JANUARY 31, 1998, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------
  Paid in Capital                                          $482,650          $11.10
  Overdistributed Net Investment
    Income--Note F                                           (4,036)           (.09)
  Accumulated Net Realized
    Losses--Note F                                          (53,432)          (1.23)
  Unrealized Depreciation--Note E
    Investment Securities                                   (97,863)          (2.25)
    Foreign Currencies                                           (1)             --
------------------------------------------------------------------------------------
  NET ASSETS                                               $327,318          $ 7.53
====================================================================================

--------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
HEALTH CARE PORTFOLIO                                      SHARES               (000)
--------------------------------------------------------------------------------------
COMMON STOCKS (90.5%)
--------------------------------------------------------------------------------------
UNITED STATES (71.0%)
--------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (0.1%)
-(1)Paragon Trade Brands, Inc.                          1,124,100          $    5,410
                                                                          ------------

BIOTECH RESEARCH & PRODUCTION (2.6%)
    Baxter International, Inc.                            300,000              16,706
-   Genentech, Inc. Special
      Common Stock                                      1,406,900              91,449
-   IDEXX Laboratories Corp.                            1,100,000              15,056
                                                                          ------------
                                                                              123,211
                                                                          ------------
DRUGS & PHARMACEUTICALS (46.1%)
    Abbott Laboratories                                 2,400,000             169,950
-   Agouron Pharmaceuticals, Inc.                         560,500              19,477
    Allergan, Inc.                                      3,095,900             105,261
-   Alliance Pharmaceutical Corp.                       1,002,388               7,142
(1) Alpharma, Inc. Class A                              1,348,713              27,733
-   ALZA Corp.                                          1,030,000              36,694
    American Home Products Corp.                          970,000              92,574
-   Amgen, Inc.                                           650,000              32,500
-   Amylin Pharmaceuticals, Inc.                          750,000               3,937
-   Anergen Inc.                                          520,000                 682
    Bergen Brunswig Corp. Class A                         800,125              36,456
-   BioCryst Pharmaceuticals, Inc.                        340,100               2,551
-   Biogen, Inc.                                          365,000              15,011
    Bristol-Myers Squibb Co.                            2,260,000             225,294
-   Cephalon, Inc.                                        270,000               2,649
-   Crescendo Pharmaceuticals
      Corp.                                                51,500                 599
-   Genzyme Corp.                                       1,743,100              46,519
-   Human Genome Sciences, Inc.                           855,500              32,402
-   Immunex Corp.                                       1,174,000              64,497
    Johnson & Johnson                                   1,722,500             115,300
    Eli Lilly & Co.                                       703,148              47,462
-   Magainin Pharmaceuticals, Inc.                        694,400               4,774
-   Matrix Pharmaceutical, Inc.                           200,500                 689
    McKesson Corp.                                      2,560,000             122,560
    Merck & Co., Inc.                                   1,095,225             128,415
-(1)OraVax, Inc.                                          602,600               1,205
-   Perrigo Co.                                         3,357,100              39,026
    Pfizer, Inc.                                        3,020,000             247,451
    Pharmacia & Upjohn, Inc.                            6,308,100             242,467
    Schering-Plough Corp.                                 260,000              18,817
-   Scios, Inc.                                           491,750               4,672
-(1)Targeted Genetics Corp.                             1,224,600               2,219
    Warner-Lambert Co.                                  1,850,000             278,425
                                                                          ------------
                                                                            2,175,410
                                                                          ------------
ELECTRONICS--MEDICAL SYSTEMS (1.4%)
-   ATL Ultrasound, Inc.                                  683,300              28,357
-   Datascope Corp.                                       340,100               7,780
-(1)Haemonetics Corp.                                   1,647,500              25,639
-   SpaceLabs Medical, Inc.                               280,000               5,670
                                                                          ------------
                                                                               67,446
                                                                          ------------
HEALTH & PERSONAL CARE (0.4%)
-   Matria Healthcare, Inc.                               196,700                 959
-   PharMerica, Inc.                                      605,283               6,809
-(1)Syncor International Corp.                            856,559              12,420
                                                                          ------------
                                                                               20,188
                                                                          ------------
HEALTH CARE FACILITIES (3.6%)
-   Beverly Enterprises, Inc.                           1,330,000              18,454
    Columbia/HCA
      Healthcare Corp.                                  4,010,620             100,265
-   Laboratory Corp. of America                         3,692,116               7,384
-   Quest Diagnostics, Inc.                             1,243,100              20,667
-   Tenet Healthcare Corp.                                611,100              21,083
                                                                          ------------
                                                                              167,853
                                                                          ------------
HEALTH CARE MANAGEMENT SERVICES (4.7%)
-   Cerner Corp.                                          706,600              14,706
-   Humana, Inc.                                        2,430,000              48,752
-   MedPartners, Inc.                                   3,299,900              32,793
-   Mid Atlantic Medical
      Services, Inc.                                      500,000               4,719
-   Oxford Health Plan                                  1,600,000              28,000
-   Pacificare Health Systems Inc.
      Class B                                             712,300              41,313
    United Healthcare Corp.                               650,000              33,312
    United Wisconsin Services, Inc.                       678,000              17,374
                                                                          ------------
                                                                              220,969
                                                                          ------------
MATERIALS & PROCESSING (1.5%)
    DEKALB Genetics Corp.
      Class B                                           2,076,100              56,833
    Pioneer Hi-Bred
      International, Inc.                                 130,000              13,008
                                                                          ------------
                                                                               69,841
                                                                          ------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (7.7%)
    Allegiance Corp.                                    1,235,600              39,616
(1) C.R. Bard, Inc.                                     3,226,400             100,018
    Beckman Instruments, Inc.                           1,202,200              51,770
    Biomet, Inc.                                        1,170,300              33,500
-   Boston Scientific Corp.                               200,000              10,150
(1) Collagen Corp.                                        525,800               9,202
    DePuy, Inc.                                           366,600               9,944
-(1)E-Z-EM, Inc. Class A                                  219,258               1,644
-   E-Z-EM, Inc. Class B                                  289,095               1,951
    Owens & Minor, Inc. Holding Co.                     1,429,100              19,382
-   Protocol Systems, Inc.                                273,000               2,355
-   ReSound Corp.                                         300,000               1,538
-   St. Jude Medical, Inc.                                600,000              19,500
    U.S. Surgical Corp.                                 2,254,900              64,406
                                                                          ------------
                                                                              364,976
                                                                          ------------
MEDICAL SERVICES (1.1%)
-   Covance, Inc.                                       1,905,200              36,080
-   Coventry Corp.                                      1,350,000              18,141
                                                                          ------------
                                                                               54,221
                                                                          ------------
PRODUCER DURABLES (0.7%)
    Perkin-Elmer Corp.                                    536,545              31,656
                                                                          ------------
OTHER (1.1%)
    Carter-Wallace, Inc.                                  266,000               4,456
    Carter-Wallace, Inc. Class B                           24,000                 402
    Mallinckrodt, Inc.                                  1,348,000              47,770
                                                                          ------------
                                                                               52,628
                                                                          ------------
--------------------------------------------------------------------------------------
TOTAL UNITED STATES                                                         3,353,809
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
                                                           SHARES               (000)
--------------------------------------------------------------------------------------
INTERNATIONAL (19.5%)
--------------------------------------------------------------------------------------
JAPAN (6.0%)
    Banyu Pharmaceutical Co.                            1,905,000          $   27,343
    Chugai Pharmaceutical Co., Ltd.                     2,910,000              17,281
    Eisai Co., Ltd.                                     4,985,000              73,124
    Fujisawa Pharmaceutical
      Co., Ltd.                                         3,910,000              35,770
    Sankyo Co., Ltd.                                    2,250,000              58,734
    Shionogi & Co., Ltd.                                  853,000               4,379
    Takeda Chemical Industries Ltd.                     1,850,000              52,232
    Tanabe Seiyaku Co., Ltd.                            2,360,000              13,587
                                                                          ------------
                                                                              282,450
                                                                          ------------
UNITED KINGDOM (6.2%)
    Nycomed Amersham PLC                                1,995,400              78,300
    SmithKline Beecham PLC ADR                          1,359,600              85,740
    Zeneca Group PLC ADR                                1,066,024             126,923
                                                                          ------------
                                                                              290,963
                                                                          ------------
OTHER (7.3%)
    Bayer AG ADR                                        1,850,000              69,144
    Hoechst AG                                            400,000              14,070
    Novartis AG (Registered)                               61,747             105,865
-   Nycomed Amersham PLC
      (Norway)                                            230,870               8,957
    Rhone-Poulenc SA ADR                                1,276,279              58,868
    Roche Holdings AG (Dividend-
      Right Certificates)                                   5,000              51,977
    Schering AG                                           213,470              22,188
    Synthelabo                                            118,270              15,629
                                                                          ------------
                                                                              346,698
                                                                          ------------
--------------------------------------------------------------------------------------
TOTAL INTERNATIONAL                                                           920,111
--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $2,741,867)                                                       4,273,920
--------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.4%)
--------------------------------------------------------------------------------------
    Laboratory Corp. of America 8.50% Cvt. Pfd.
      (COST $22,981)                                      347,721              17,560
--------------------------------------------------------------------------------------
                                                              FACE
                                                            AMOUNT
                                                             (000)
--------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (10.6%)
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    5.60%, 2/2/1998                                       $476,678            476,678
    5.60%, 2/2/1998--Note G                                 25,423             25,423
--------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $502,101)                                                           502,101
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.5%)
    (COST $3,266,949)                                                       4,793,581
--------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.5%)
--------------------------------------------------------------------------------------
Other Assets--Note C                                                           14,379
Liabilities--Note G                                                           (88,141)
                                                                          ------------
                                                                              (73,762)
--------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------
Applicable to 63,764,951 outstanding
    $.001 par value shares
    (authorized 1,200,000,000 shares)                                      $4,719,819
======================================================================================

NET ASSET VALUE PER SHARE                                                      $74.02
======================================================================================

 *See Note A in Notes to Financial Statements.

 -Non-Income-Producing Security.

(1) Considered an affiliated company as the Portfolio owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $185,490,000.

ADR--American Depositary Receipt.

-----------------------------------------------------------------------------------
  AT JANUARY 31, 1998, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------
                                                            AMOUNT             PER
                                                             (000)           SHARE
-----------------------------------------------------------------------------------
  Paid in Capital                                       $3,107,260          $48.73
  Undistributed Net Investment
    Income--Note F                                           3,458             .05
  Accumulated Net Realized
    Gains--Note F                                           82,473            1.29
  Unrealized Appreciation
    (Depreciation)--Note E
      Investment Securities                              1,526,632           23.95
      Foreign Currencies                                        (4)             --
-----------------------------------------------------------------------------------
  NET ASSETS                                            $4,719,819          $74.02
===================================================================================

--------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
UTILITIES INCOME PORTFOLIO                                 SHARES               (000)
--------------------------------------------------------------------------------------
COMMON STOCKS (82.2%)
--------------------------------------------------------------------------------------
ELECTRICAL (37.9%)
-   Ameren Corp.                                          125,000          $    4,578
    Baltimore Gas & Electric Co.                          104,600               3,177
    Boston Edison Co.                                     100,000               3,725
    CMS Energy Corp.                                      304,000              12,939
    Carolina Power & Light Co.                             50,000               2,031
    Central & South West Corp.                            350,000               9,472
    Central Hudson Gas &
      Electric Corp.                                      216,300               8,611
    Cilcorp, Inc.                                          85,000               3,804
    CINergy Corp.                                         413,321              14,260
    Consolidated Edison Inc.                              238,600               9,857
    DPL Inc.                                              633,000              11,592
    DQE Inc.                                              350,250              11,449
    DTE Energy Co.                                        100,000               3,588
    Edison International                                  200,000               5,375
    Endesa SA ADR                                         249,800               4,793
    GPU, Inc.                                             330,000              12,973
    NIPSCO Industries, Inc.                               390,500              19,940
    National Power PLC ADR                                125,000               5,359
    New England Electric System                           617,100              25,918
    Northern States Power Co.                             198,900              10,666
    Pinnacle West Capital Corp.                           619,300              24,772
    PowerGen PLC ADR                                      214,500              11,838
    Public Service Co. of
      New Mexico                                          275,000               6,222
    Sierra Pacific Resources                              202,600               7,167
    Southern Co.                                          550,000              13,372
    TECO Energy, Inc.                                      74,000               1,919
    Texas Utilities Co.                                   372,200              15,307
                                                                          ------------
                                                                              264,704
                                                                          ------------
GAS DISTRIBUTION (7.8%)
    Columbia Energy Group                                  75,000               5,691
    Energen Corp.                                         100,000               3,900
    KN Energy, Inc.                                       125,000               6,281
    MCN Energy Group Inc.                                 287,000              10,619
    National Fuel Gas Co.                                 225,000              10,350
    Pacific Enterprises                                   282,000              10,170
    Public Service Co. of
      North Carolina, Inc.                                 39,300                 823
    Questar Corp.                                         155,300               6,464
                                                                          ------------
                                                                               54,298
                                                                          ------------
INTEGRATED OILS (1.2%)
    Coastal Corp.                                          48,400               2,807
    Equitable Resources, Inc.                             175,000               5,753
                                                                          ------------
                                                                                8,560
                                                                          ------------
OTHER ENERGY (2.2%)
    El Paso Natural Gas Co.                               105,700               6,758
    ONEOK, Inc.                                           145,400               4,971
    Westcoast Energy Inc.                                 150,000               3,600
                                                                          ------------
                                                                               15,329
                                                                          ------------
TELECOMMUNICATIONS (27.0%)
    ALLTEL Corp.                                           80,000               3,420
    Ameritech Corp.                                       400,000              17,175
    BCE, Inc.                                             100,000               3,125
    Bell Atlantic Corp.                                   211,200              19,549
    BellSouth Corp.                                       427,600              25,897
    Frontier Corp.                                        445,200              11,603
    GTE Corp.                                             200,000              10,913
    MCI Communications Corp.                              300,000              13,931
    SBC Communications Inc.                               107,700               8,374
    Southern New England
      Telecommunications Corp.                            250,000              16,281
    Sprint Corp.                                          407,100              24,172
    Telecom Corp. of New Zealand
      Ltd. ADR                                            275,800               9,998
    Telefonica de Espana SA ADR                            50,000               4,881
    U S WEST Communications
      Group                                               407,000              19,587
                                                                          ------------
                                                                              188,906
                                                                          ------------
WATER (0.7%)
    Southern California Water Co.                         200,700               5,080
                                                                          ------------
OTHER (5.4%)
    Duke Energy Corp.                                     352,220              19,086
    Energy Group PLC ADR                                  125,000               6,141
    New Century Energies, Inc.                            194,600               8,866
    TELUS Corp.                                           173,100               3,825
                                                                          ------------
                                                                               37,918
                                                                          ------------
--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $416,989)                                                           574,795
--------------------------------------------------------------------------------------
                                                             FACE
                                                           AMOUNT
                                                            (000)
--------------------------------------------------------------------------------------
BONDS (15.9%)
--------------------------------------------------------------------------------------
ELECTRIC (9.0%)
Arizona Public Service Co.
    6.25%, 1/15/2005                                     $  2,000               1,987
Baltimore Gas & Electric Co.
    7.50%, 1/15/2007                                        4,000               4,361
Carolina Power & Light Co.
    8.625%, 9/15/2021                                       3,000               3,660
Central Power & Light Co.
    7.25%, 10/1/2004                                        2,000               2,130
Consolidated Edison Inc.
    6.45%, 12/1/2007                                        4,000               4,066
Duke Energy Corp.
    6.625%, 2/1/2003                                        4,000               4,128
Florida Power & Light Co.
    7.00%, 9/1/2025                                         4,000               4,085
GTE Southwest Inc.
    6.23%, 1/1/2007                                         1,000                 997
Kentucky Utilities Co.
    7.92%, 5/15/2007                                        2,000               2,252
Louisville Gas & Electric
    Energy Corp.
    6.00%, 8/15/2003                                        2,000               2,018
NRG Energy Inc.
    7.50%, 6/15/2007                                        2,000               2,100
Northern States Power Co.
    5.75%, 10/1/2003                                        4,000               3,967
PECO Energy Corp.
    6.50%, 5/1/2003                                         2,000               2,030
Pennsylvania Power & Light Co.
    6.79%, 11/22/2004 MTN                                   2,000               2,031
Public Service Co. of Colorado
    7.125%, 6/1/2006                                        5,000               5,289

--------------------------------------------------------------------------------------
                                                             FACE              MARKET
                                                           AMOUNT              VALUE*
                                                            (000)               (000)
--------------------------------------------------------------------------------------
Southern California Edison Co.
    6.25%, 6/15/2003                                     $  3,000          $    3,032
Southern Indiana Gas & Electric Co.
    8.875%, 6/1/2016                                        3,400               4,271
Virginia Electric & Power Co.
    6.00%, 8/1/2001                                         4,000               4,019
West Texas Utilities Co.
    7.75%, 6/1/2007                                         1,500               1,655
Wisconsin Public Service Corp.
    6.80%, 2/1/2003                                         4,500               4,705
                                                                          ------------
                                                                               62,783
                                                                          ------------
GAS (0.6%)
Atlanta Gas Light Co.
    5.90%, 10/6/2003 MTN                                    4,000               4,005
                                                                          ------------

TELEPHONE (6.3%)
AT&T Corp.
    7.00%, 5/15/2005                                        2,000               2,104
Bell Atlantic Pennsylvania, Inc.
    6.625%, 9/15/2002                                       3,500               3,597
BellSouth Telecommunications
    6.75%, 10/15/2033                                       4,000               3,896
Century Telephone Enterprises
    6.30%, 1/15/2008                                        2,000               1,975
Chesapeake & Potomac
    Telephone Co. (VA)
    7.875%, 1/15/2022                                       2,000               2,287
GTE California Inc.
    6.70%, 9/1/2009                                         1,000               1,023
GTE Corp.
    7.51%, 4/1/2009                                         2,000               2,155
Illinois Bell Telephone Co.
    7.25%, 3/15/2024                                        2,000               2,060
Indiana Bell Telephone Co., Inc.
    7.30%, 8/15/2026                                        2,000               2,193
Michigan Bell Telephone Co.
    6.375%, 9/15/2002                                       2,000               2,052
New Jersey Bell Telephone Co.
    8.00%, 6/1/2022                                         3,000               3,547
New York Telephone Co.
    8.625%, 11/15/2010                                      2,500               3,002
Pacific Bell
    6.625%, 11/1/2009                                       3,000               3,082
Southwestern Bell Telephone Co.
    6.625%, 4/1/2005                                        3,000               3,092
U S WEST Communications Group
    6.875%, 9/15/2033                                       2,000               1,955
United Telephone Co. of Florida
    6.25%, 5/15/2003                                        4,000               4,070
Wisconsin Bell, Inc.
    6.75%, 8/15/2024                                        2,000               1,969
                                                                          ------------
                                                                               44,059
                                                                          ------------
--------------------------------------------------------------------------------------
TOTAL BONDS
    (COST $106,008)                                                           110,847
--------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.1%)
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    5.60%, 2/2/1998                                      $  9,254          $    9,254
    5.60%, 2/2/1998--Note G                                12,420              12,420
--------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $21,674)                                                             21,674
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%)
    (COST $544,671)                                                           707,316
--------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.2%)
--------------------------------------------------------------------------------------
Other Assets--Note C                                                            5,258
Liabilities--Note G                                                           (13,637)
                                                                          ------------
                                                                               (8,379)
--------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------
Applicable to 46,703,762 outstanding
    $.001 par value shares
    (authorized 1,200,000,000 shares)                                        $698,937
======================================================================================

NET ASSET VALUE PER SHARE                                                      $14.97
======================================================================================

*See Note A in Notes to Financial Statements.

-Non-Income-Producing Security.

ADR--American Depositary Receipt.

MTN--Medium-Term Note.

----------------------------------------------------------------------------------
  AT JANUARY 31, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------
                                                           AMOUNT             PER
                                                            (000)           SHARE
----------------------------------------------------------------------------------
  Paid in Capital                                        $520,482          $11.15
  Undistributed Net
    Investment Income                                       7,652             .16
  Accumulated Net Realized Gains                            8,158             .18
  Unrealized Appreciation--Note E                         162,645            3.48
----------------------------------------------------------------------------------
  NET ASSETS                                             $698,937          $14.97
==================================================================================

--------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
REIT INDEX PORTFOLIO                                       SHARES               (000)
--------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (98.2%)
--------------------------------------------------------------------------------------
    Alexander Haagen Properties,
      Inc. REIT                                           151,200          $    2,552
    Alexandria Real Estate Equities,
      Inc. REIT                                            15,000                 501
    Ambassador Apartments
      Inc. REIT                                           115,100               2,374
    American General Hospitality
      Corp. REIT                                          185,100               5,102
    AMLI Residential Properties
      Trust REIT                                          188,200               4,364
    Apartment Investment &
      Management Co. Class A REIT                         476,700              17,697
    Arden Realty Group, Inc. REIT                         426,800              12,057
    Associated Estates Realty
      Corp. REIT                                          204,200               4,620
    Avalon Properties, Inc. REIT                          458,200              13,488
    Bay Apartment Communities,
      Inc. REIT                                           294,700              11,180
    Bedford Property Investors,
      Inc. REIT                                           154,500               3,274
    Berkshire Realty Co., Inc. REIT                       420,100               4,962
    Boston Properties, Inc. REIT                          105,000               3,734
    Boykin Lodging Co. REIT                               119,300               3,340
    Bradley Real Estate Inc. REIT                         272,700               5,607
    Brandywine Realty Trust REIT                          284,600               6,830
    BRE Properties Inc. Class A REIT                      489,700              13,497
    Burnham Pacific Properties, Inc.
      REIT                                                297,400               4,442
    Camden Property Trust REIT                            367,856              10,967
    CarrAmerica Realty Corp. REIT                         784,200              22,987
    CBL & Associates Properties,
      Inc. REIT                                           304,400               7,515
    CenterPoint Properties
      Corp. REIT                                          240,000               8,055
    Charles E. Smith Residential
      Realty, Inc. REIT                                   167,200               5,789
    Chateau Communities, Inc. REIT                        318,140               9,763
    Chelsea GCA Realty, Inc. REIT                         174,900               6,668
    Colonial Properties Trust REIT                        242,300               7,360
    Commercial Net Lease
      Realty REIT                                         314,800               5,489
    Cornerstone Properties,
      Inc. REIT                                           477,300               8,890
    Cornerstone Realty Income
      Trust, Inc. REIT                                     39,400                 502
    Cousins Properties, Inc. REIT                         367,500              11,048
    Crescent Real Estate, Inc. REIT                     1,338,000              46,997
    Crown American Realty
      Trust REIT                                          347,000               3,123
    Developers Diversified Realty
      Corp. REIT                                          316,100              12,545
    Duke Realty Investments,
      Inc. REIT                                           887,600              21,081
    EastGroup Properties, Inc. REIT                       181,050               3,802
    Equity Inns, Inc. REIT                                412,700               6,371
    Equity Office Properties
      Trust REIT                                        2,314,649              70,163
    Equity Residential Properties
      Trust REIT                                        1,024,037              52,354
    Essex Property Trust, Inc. REIT                       171,800               5,916
    Excel Realty Trust, Inc. REIT                         241,500               7,728
-   FAC Realty Inc. REIT                                  121,800                 898
    Federal Realty Investment
      Trust REIT                                          493,000              12,202
    Felcor Suite Hotels, Inc. REIT                        441,100              16,459
    First Industrial Realty Trust REIT                    428,500              15,372
    First Union Real Estate REIT                          324,400               3,873
    First Washington Realty Trust,
      Inc. REIT                                            68,800               1,806
    Franchise Finance Corp. of
      America REIT                                        514,200              14,333
    Gables Residential Trust REIT                         251,700               6,875
    General Growth Properties
      Inc. REIT                                           408,900              15,027
    Glenborough Realty Trust,
      Inc. REIT                                           352,500              11,192
    Glimcher Realty Trust REIT                            284,800               6,266
    Golf Trust of America, Inc. REIT                       10,000                 291
    Great Lakes, Inc. REIT                                 22,900                 451
    Highwood Properties, Inc. REIT                        544,900              19,719
    Home Properties of New York,
      Inc. REIT                                            75,000               2,002
    Horizon Group, Inc. REIT                              298,700               3,622
    Hospitality Properties Trust REIT                     355,600              12,157
    Innkeepers USA Trust REIT                             394,400               6,039
    IRT Property Co. REIT                                 403,300               4,739
    Irvine Apartment Communities,
      Inc. REIT                                           249,900               8,012
    Jameson Inns, Inc. REIT                               114,700               1,391
    JDN Realty Corp. REIT                                 209,700               6,828
    JP Realty Inc. REIT                                   222,100               5,400
    Kilroy Realty Corp. REIT                              277,400               7,906
    Kimco Realty Corp. REIT                               483,700              16,688
    Koger Equity, Inc. REIT                               266,000               6,052
    Kranzco Realty Trust REIT                             129,600               2,495
    Lexington Corporate Properties
      Trust REIT                                          171,300               2,677
    Liberty Property Trust REIT                           591,500              16,044
    The Macerich Co. REIT                                 328,700               9,327
    Mack-Cali Realty Corp. REIT                           594,900              23,982
    Manufactured Home
      Communities, Inc. REIT                              317,500               8,334
    Mark Centers Trust REIT                               107,100                 957
    Meridian Industrial Trust,
      Inc. REIT                                           197,000               5,060
    Merry Land & Investment Co.,
      Inc. REIT                                           483,200              11,144
    MGI Properties, Inc. REIT                             170,600               4,265
    Mid Atlantic Realty Trust REIT                        132,300               1,877
    Mid-America Apartment
      Communities, Inc. REIT                              175,900               5,090
    Mills Corp. REIT                                      281,800               7,221
    National Golf Properties,
      Inc. REIT                                           156,200               4,735
    New Plan Realty Trust REIT                            745,500              18,824
    Oasis Residential, Inc. REIT                          205,100               4,487
    Pacific Gulf Properties,
      Inc. REIT                                           213,000               4,886
    Parkway Properties Inc. REIT                           96,500               3,293

--------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
                                                            SHARES              (000)
--------------------------------------------------------------------------------------
    Patriot American Hospitality,
      Inc. REIT                                           826,543          $   21,180
    Pennsylvania REIT                                     109,700               2,688
    Post Properties, Inc. REIT                            380,413              14,622
    Prentiss Properties Trust REIT                        384,600              10,480
    Price REIT, Inc.                                      134,000               5,946
    Prime Retail, Inc. REIT                               304,300               4,507
    Public Storage, Inc. REIT                           1,241,700              40,821
    Realty Income Corp. REIT                              296,900               7,905
    Reckson Associates Realty
      Corp. REIT                                          432,900              11,174
    Regency Realty Corp. REIT                             248,500               6,756
    RFS Hotel Investors, Inc. REIT                        306,900               5,678
    Rouse Co. REIT                                        293,100               9,856
    Saul Centers, Inc. REIT                               153,700               2,613
    Security Capital Atlantic,
      Inc. REIT                                           561,300              12,103
-   Security Capital Group Inc. REIT
      Warrants Exp. 9/18/1998                             153,893                 539
    Security Capital Industrial
      Trust REIT                                        1,313,743              33,583
    Security Capital Pacific,
      Inc. REIT                                         1,112,327              26,209
    Shurgard Storage Centers,
      Inc. Class A REIT                                   353,500              10,097
    Simon DeBartolo Group,
      Inc. REIT                                         1,205,276              40,000
    Sovran Self Storage, Inc. REIT                        155,000               4,766
    Spieker Properties, Inc. REIT                         681,400              28,789
    Starwood Lodging Trust REIT                           543,900              29,575
    Storage Trust Realty REIT                             161,900               4,179
    Storage USA, Inc. REIT                                343,300              13,410
    Summit Properties, Inc. REIT                          291,500               5,866
    Sun Communities, Inc. REIT                            201,600               7,043
    Sunstone Hotel Investors,
      Inc. REIT                                           349,600               5,878
    Tanger Factory Outlet Centers,
      Inc. REIT                                            64,300               1,985
    Taubman Co. REIT                                      638,700               8,303
    Town & Country Trust REIT                             196,500               3,439
    Trinet Corporate Realty Trust,
      Inc. REIT                                           256,100              10,020
    United Dominion Realty Trust
      REIT                                              1,098,976              15,248
    Urban Shopping Centers,
      Inc. REIT                                           218,600               7,432
    Vornado Realty Trust REIT                             832,882              37,896
    Walden Residential Properties,
       Inc. REIT                                          219,800               5,880
    Washington REIT                                       417,100               6,986
    Weeks Corp. REIT                                      218,500               6,814
    Weingarten Realty
      Investors REIT                                      336,400              14,802
    Western Investment Real Estate
      Trust REIT                                          214,900               2,955
    Westfield America, Inc. REIT                          377,000               6,715
    Winston Hotels, Inc. REIT                             199,175               2,639
--------------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
    (COST $1,124,693)                                                       1,292,409
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                                             FACE              MARKET
                                                           AMOUNT              VALUE*
                                                            (000)               (000)
--------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.9%)
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    5.60%, 2/2/1998                                       $31,071          $   31,071
    5.60%, 2/2/1998--Note G                                34,065              34,065
--------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $65,136)                                                             65,136
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.1%)
    (COST $1,189,829)                                                       1,357,545
--------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.1%)
--------------------------------------------------------------------------------------
Other Assets--Note C                                                            5,224
Liabilities--Note G                                                           (46,037)
                                                                          ------------
                                                                              (40,813)
--------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------
Applicable to 94,213,745 outstanding
    $.001 par value shares
    (authorized 1,200,000,000 shares)                                      $1,316,732
======================================================================================

NET ASSET VALUE PER SHARE                                                      $13.98
======================================================================================

*See Note A in Notes to Financial Statements.

-Non-Income-Producing Security.

--------------------------------------------------------------------------------------
  AT JANUARY 31, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------
                                                            AMOUNT                PER
                                                             (000)              SHARE
--------------------------------------------------------------------------------------
  Paid in Capital                                       $1,149,235             $12.20
  Overdistributed Net
    Investment Income                                         (219)                --
  Accumulated Net Realized Gains                                --                 --
  Unrealized Appreciation--Note E                          167,716               1.78
--------------------------------------------------------------------------------------
  NET ASSETS                                            $1,316,732             $13.98
======================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of a Portfolio's securities. Currency gains (losses) on the translation of other assets and liabilities are shown separately.

------------------------------------------------------------------------------------------------------------------------
                                                                   GOLD & PRECIOUS                            UTILITIES
                                                         ENERGY             METALS        HEALTH CARE            INCOME
                                                      PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                   ---------------------------------------------------------------------
                                                                          YEAR ENDED JANUARY 31, 1998
                                                   ---------------------------------------------------------------------
                                                          (000)              (000)              (000)             (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                          $14,188       $      7,267         $   40,092         $  21,223
    Interest                                              4,501                987             23,495             8,117
                                                   ---------------------------------------------------------------------
        Total Income                                     18,689              8,254             63,587            29,340
                                                   ---------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B                        863                826              3,062               484
    The Vanguard Group--Note C
        Management and Administrative                     2,686              1,380             10,210             1,954
        Marketing and Distribution                          237                 97                831               128
    Taxes (other than income taxes)                          81                 31                277                46
    Custodian Fees                                          166                113                478                20
    Auditing Fees                                             7                  6                  9                 6
    Shareholders' Reports                                    47                 43                171                50
    Annual Meeting and Proxy Costs                           16                 10                 58                10
    Directors' Fees and Expenses                              3                  1                  9                 2
                                                   ---------------------------------------------------------------------
        Total Expenses                                    4,106              2,507             15,105             2,700
        Expenses Paid Indirectly--Note C                    (94)                --                 --              (105)
                                                   ---------------------------------------------------------------------
        Net Expenses                                      4,012              2,507             15,105             2,595
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                    14,677              5,747             48,482            26,745
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                           54,590            (47,806)           171,438            22,544
    Foreign Currencies                                       (7)               (55)               (77)               --
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                 54,583            (47,861)           171,361            22,544
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
    Investment Securities                               (41,227)           (99,395)           666,872            79,184
    Foreign Currencies                                       (6)                (1)                28                --
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                      (41,233)           (99,396)           666,900            79,184
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                           $28,027          $(141,510)          $886,743          $128,473
========================================================================================================================

*Gold & Precious Metals Portfolio dividends are net of foreign withholding taxes of $243,000.

------------------------------------------------------------------------------------------
                                                                               REIT INDEX
                                                                                PORTFOLIO
                                                                         -----------------
                                                                               YEAR ENDED
                                                                         JANUARY 31, 1998
                                                                         -----------------
                                                                                    (000)
------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                              $       47,152
    Interest                                                                        1,278
                                                                          ----------------
        Total Income                                                               48,430
                                                                          ----------------
EXPENSES
    Investment Advisory Fees--Note B                                                   22
    The Vanguard Group--Note C
        Management and Administrative                                               1,999
        Marketing and Distribution                                                    225
    Taxes (other than income taxes)                                                    72
    Custodian Fees                                                                      6
    Auditing Fees                                                                       7
    Shareholders' Reports                                                              19
    Annual Meeting and Proxy Costs                                                     12
    Directors' Fees and Expenses                                                        2
                                                                          ----------------
        Total Expenses                                                              2,364
        Expenses Paid Indirectly--Note C                                               --
                                                                          ----------------
        Net Expenses                                                                2,364
------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                              46,066
------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                                      6,711
    Foreign Currencies                                                                 --
------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                            6,711
------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                         104,420
    Foreign Currencies                                                                 --
------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                  104,420
------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $157,197
==========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


------------------------------------------------------------------------------------------------------------------------
                                                                  ENERGY                          GOLD & PRECIOUS
                                                                 PORTFOLIO                        METALS PORTFOLIO
                                                    --------------------------------------------------------------------
                                                                              YEAR ENDED JANUARY 31,
                                                    --------------------------------------------------------------------
                                                           1998               1997               1998              1997
                                                          (000)              (000)              (000)             (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                           $    14,677          $   9,074          $   5,747         $   6,260
    Realized Net Gain (Loss)                             54,583             23,933            (47,861)           (4,606)
    Change in Unrealized Appreciation
        (Depreciation)                                  (41,233)           191,764            (99,396)         (129,994)
                                                    --------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                    28,027            224,771           (141,510)         (128,340)
                                                    --------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                               (14,815)            (8,648)            (5,466)           (9,170)
    Realized Capital Gain                               (60,830)           (14,413)                --            (3,261)
                                                    --------------------------------------------------------------------
        Total Distributions                             (75,645)           (23,061)            (5,466)          (12,431)
                                                    --------------------------------------------------------------------
NET EQUALIZATION CHARGES--Note A                             --                 --                 --                --
                                                    --------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                              374,120            422,636            159,325           175,890
    Issued in Lieu of Cash Distributions                 71,118             21,861              5,078            11,571
    Redeemed                                           (296,584)          (161,805)          (152,618)         (232,481)
                                                    --------------------------------------------------------------------
        Net Increase (Decrease) from Capital
            Share Transactions                          148,654            282,692             11,785           (45,020)
------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                           101,036            484,402           (135,191)         (185,791)
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                   989,449            505,047            462,509           648,300
                                                    --------------------------------------------------------------------
    End of Year                                      $1,090,485           $989,449           $327,318          $462,509
========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                               15,493             19,911             17,750            13,263
    Issued in Lieu of Cash Distributions                  3,106                992                750               916
    Redeemed                                            (12,742)            (8,060)           (17,263)          (17,991)
                                                    --------------------------------------------------------------------
        Net Increase (Decrease) in
            Shares Outstanding                            5,857             12,843              1,237            (3,812)
========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                    HEALTH CARE                         UTILITIES INCOME
                                                                     PORTFOLIO                              PORTFOLIO
                                                         -----------------------------------------------------------------------
                                                                                  YEAR ENDED JANUARY 31,
                                                         -----------------------------------------------------------------------
                                                                1998               1997               1998              1997
                                                               (000)              (000)              (000)             (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                 $   48,482         $   31,573           $ 26,745          $ 31,678
    Realized Net Gain (Loss)                                 171,361             73,829             22,544            19,203
    Change in Unrealized Appreciation (Depreciation)         666,900            331,271             79,184           (19,820)
                                                         --------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                        886,743            436,673            128,473            31,061
                                                         --------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                    (46,289)           (31,986)           (27,443)          (30,454)
    Realized Capital Gain                                   (121,343)           (53,604)           (11,501)           (1,026)
                                                         --------------------------------------------------------------------
        Total Distributions                                 (167,632)           (85,590)           (38,944)          (31,480)
                                                         --------------------------------------------------------------------
NET EQUALIZATION CHARGES--Note A                                  --                 --               (644)           (1,909)
                                                         --------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                 1,378,304          1,109,685            105,388           108,977
    Issued in Lieu of Cash Distributions                     160,547             82,165             31,731            25,266
    Redeemed                                                (384,219)          (350,498)          (170,921)         (268,802)
                                                         --------------------------------------------------------------------
        Net Increase (Decrease) from Capital

            Share Transactions                             1,154,632            841,352            (33,802)         (134,559)
-----------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                              1,873,743          1,192,435             55,083          (136,887)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                      2,846,076          1,653,641            643,854           780,741
                                                         --------------------------------------------------------------------
    End of Year                                           $4,719,819         $2,846,076           $698,937          $643,854
=============================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                    20,122             20,050              7,656             8,741
    Issued in Lieu of Cash Distributions                       2,370              1,452              2,322             2,062
    Redeemed                                                  (5,652)            (6,324)           (13,079)          (21,789)
                                                         --------------------------------------------------------------------
        Net Increase (Decrease) in
            Shares Outstanding                                16,840             15,178             (3,101)          (10,986)
=============================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                     REIT INDEX
                                                                                                      PORTFOLIO
                                                                                       --------------------------------------
                                                                                            YEAR ENDED     MAY 13, 1996,* TO
                                                                                         JAN. 31, 1998         JAN. 31, 1997
                                                                                                 (000)                 (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                               $       46,066           $     9,062
    Realized Net Gain (Loss)                                                                     6,711                   145
    Change in Unrealized Appreciation (Depreciation)                                           104,420                63,296
                                                                                       --------------------------------------
        Net Increase (Decrease) in Net Assets Resulting from Operations                        157,197                72,503
                                                                                       --------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                      (46,253)               (9,094)
    Realized Capital Gain                                                                       (6,711)                 (145)
    Return of Capital                                                                           (7,411)                 (371)
                                                                                       --------------------------------------
        Total Distributions                                                                    (60,375)               (9,610)
                                                                                       --------------------------------------
NET EQUALIZATION CHARGES--Note A                                                                    --                    --
                                                                                       --------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                     637,888               592,437
    Issued in Lieu of Cash Distributions                                                        52,704                 8,367
    Redeemed                                                                                  (125,350)               (9,029)
                                                                                       --------------------------------------
        Net Increase (Decrease) from Capital Share Transactions                                565,242               591,775
-----------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                                                  662,064               654,668
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                                        654,668                    --
                                                                                       --------------------------------------
    End of Period                                                                           $1,316,732              $654,668
=============================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                      48,033                51,889
    Issued in Lieu of Cash Distributions                                                         3,915                   695
    Redeemed                                                                                    (9,538)                 (780)
                                                                                       --------------------------------------
        Net Increase (Decrease) in Shares Outstanding                                           42,410                51,804
=============================================================================================================================

*Commencement of operations.

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

      The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the Securities and Exchange Commission beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

-------------------------------------------------------------------------------------------------------------------------
                                                                                   ENERGY PORTFOLIO
                                                                                YEAR ENDED JANUARY 31,
                                                              -----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $23.44       $17.19       $13.82       $15.77       $13.82
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                        .32          .25          .27          .23          .31
    Net Realized and Unrealized Gain (Loss) on Investments       .57         6.64         3.68        (1.65)        3.31
                                                              -----------------------------------------------------------
        Total from Investment Operations                         .89         6.89         3.95        (1.42)        3.62
                                                              -----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                        (.32)        (.24)        (.28)        (.24)        (.29)
    Distributions from Realized Capital Gains                  (1.33)        (.40)        (.30)        (.29)       (1.38)
                                                              -----------------------------------------------------------
        Total Distributions                                    (1.65)        (.64)        (.58)        (.53)       (1.67)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $22.68       $23.44       $17.19       $13.82       $15.77
=========================================================================================================================

TOTAL RETURN*                                                  3.80%       40.32%       28.68%       -9.15%       27.31%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $1,090         $989         $505         $433         $339
    Ratio of Total Expenses to Average Net Assets              0.38%        0.39%        0.51%        0.30%        0.17%
    Ratio of Net Investment Income to Average Net Assets       1.36%        1.36%        1.55%        1.66%        1.87%
    Portfolio Turnover Rate                                      19%          15%          21%          13%          41%
    Average Commission Rate Paid                              $.0508       $.0484          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

---------------------------------------------------------------------------------------------------------------------------
                                                                           GOLD & PRECIOUS METALS PORTFOLIO
                                                                                YEAR ENDED JANUARY 31,
                                                            ---------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                      1998         1997         1996         1995         1994
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $10.94       $14.07       $10.71       $13.58       $ 7.29
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                          .14          .13          .17          .27          .20
    Net Realized and Unrealized Gain (Loss) on Investments       (3.42)       (2.98)        3.36        (2.83)        6.30
                                                            ---------------------------------------------------------------
        Total from Investment Operations                         (3.28)       (2.85)        3.53        (2.56)        6.50
                                                            ---------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                          (.13)        (.21)        (.17)        (.31)        (.21)
    Distributions from Realized Capital Gains                       --         (.07)          --           --           --
                                                            ---------------------------------------------------------------
        Total Distributions                                       (.13)        (.28)        (.17)        (.31)        (.21)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $ 7.53       $10.94       $14.07       $10.71       $13.58
===========================================================================================================================

TOTAL RETURN*                                                  -29.85%      -20.51%       33.24%      -19.20%       89.24%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                            $327         $463         $648         $531         $613
    Ratio of Total Expenses to Average Net Assets                0.62%        0.50%        0.60%        0.25%        0.26%
    Ratio of Net Investment Income to Average Net Assets         1.41%        1.07%        1.38%        2.04%        2.04%
    Portfolio Turnover Rate                                        26%          19%           5%           4%          14%
    Average Commission Rate Paid                                $.0117       $.0085          N/A          N/A          N/A
---------------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.



-------------------------------------------------------------------------------------------------------------------------
                                                                                 HEALTH CARE PORTFOLIO
                                                                                 YEAR ENDED JANUARY 31,
                                                            -------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $60.65       $52.09       $37.01       $36.51       $32.66
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                        .80          .71          .61          .55          .79
    Net Realized and Unrealized Gain (Loss) on Investments     15.49         9.88        16.06         2.83         5.79
                                                            -------------------------------------------------------------
        Total from Investment Operations                       16.29        10.59        16.67         3.38         6.58
                                                            -------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                        (.78)        (.74)        (.57)        (.57)        (.76)
    Distributions from Realized Capital Gains                  (2.14)       (1.29)       (1.02)       (2.31)       (1.97)
                                                            -------------------------------------------------------------
        Total Distributions                                    (2.92)       (2.03)       (1.59)       (2.88)       (2.73)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $74.02       $60.65       $52.09       $37.01       $36.51
=========================================================================================================================

TOTAL RETURN*                                                 27.37%       20.65%       45.47%        9.79%       21.21%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $4,720       $2,846       $1,654         $771         $638
    Ratio of Total Expenses to Average Net Assets              0.40%        0.38%        0.46%        0.40%        0.19%
    Ratio of Net Investment Income to Average Net Assets       1.28%        1.41%        1.57%        1.58%        2.37%
    Portfolio Turnover Rate                                      10%           7%          13%          25%          19%
    Average Commission Rate Paid                              $.0516       $.0504          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

-----------------------------------------------------------------------------------------------------------------------
                                                                              UTILITIES INCOME PORTFOLIO
                                                                                YEAR ENDED JANUARY 31,
                                                          -------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                  1998         1997         1996         1995         1994
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                          $12.93       $12.84       $10.42       $11.67       $11.18
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                      .58          .58          .56          .56          .57
    Net Realized and Unrealized Gain (Loss) on
      Investments                                             2.32          .09         2.42        (1.10)         .88
                                                          -------------------------------------------------------------
        Total from Investment Operations                      2.90          .67         2.98         (.54)        1.45
                                                          -------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                      (.60)        (.56)        (.56)        (.59)        (.56)
    Distributions from Realized Capital Gains                 (.26)        (.02)          --         (.12)        (.40)
                                                          -------------------------------------------------------------
        Total Distributions                                   (.86)        (.58)        (.56)        (.71)        (.96)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                $14.97       $12.93       $12.84       $10.42       $11.67
=======================================================================================================================

TOTAL RETURN                                                23.17%        5.51%       29.47%       -4.47%       13.08%
=======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $699         $644         $781         $593         $738
    Ratio of Total Expenses to Average Net Assets            0.44%        0.40%        0.44%        0.50%        0.42%
    Ratio of Net Investment Income to Average Net Assets     4.30%        4.63%        4.88%        5.43%        4.82%
    Portfolio Turnover Rate                                    41%          38%          35%          35%          46%
    Average Commission Rate Paid                            $.0583       $.0568          N/A          N/A          N/A
-----------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                                                                      REIT INDEX PORTFOLIO
                                                                                          YEAR ENDED     MAY 13, 1996,* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                         JAN. 31, 1998         JAN. 31, 1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                          $12.64                $10.00
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                       .590                  .341
    Net Realized and Unrealized Gain (Loss) on Investments                                     1.520                 2.659
                                                                                        -----------------------------------
        Total from Investment Operations                                                       2.110                 3.000
                                                                                        -----------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                       (.590)                (.341)
    Distributions from Realized Capital Gains                                                  (.086)                (.005)
    Return of Capital                                                                          (.094)                (.014)
                                                                                        -----------------------------------
        Total Distributions                                                                    (.770)                (.360)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                $13.98                $12.64
===========================================================================================================================

TOTAL RETURN**                                                                                17.08%                30.33%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                      $1,317                  $655
    Ratio of Total Expenses to Average Net Assets                                              0.24%                0.36%+
    Ratio of Net Investment Income to Average Net Assets                                       4.66%                5.55%+
    Portfolio Turnover Rate                                                                       2%                    0%
    Average Commission Rate Paid                                                              $.0262                $.0242
---------------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.

**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

 +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Specialized Portfolios is registered under the Investment Company Act of 1940 as a diversified open-end investment company and comprises the Energy, Gold & Precious Metals, Health Care, Utilities Income, and REIT Index Portfolios. The Energy, Gold & Precious Metals, Health Care, and Utilities Income Portfolios may invest in securities of foreign issuers, which may subject them to investment risks not normally associated with investing in securities of United States corporations. Certain investments of the Utilities Income Portfolio are in debt instruments for which the issuers' abilities to meet their obligations may be affected by economic developments in the utilities industry.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

      1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Precious metals are valued at the mean of the latest quoted bid and asked prices. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value.

      2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the bid prices of those currencies against U.S. dollars last quoted by major banks as of 5:00 p.m. Geneva time on the valuation date.

      Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

      3. EQUALIZATION: The Utilities Income Portfolio follows the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed income per share is unaffected by capital share transactions.

      4. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

      6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Wellington Management Company, LLP, provides investment advisory services to the Energy, Health Care, and Utilities Income Portfolios for fees calculated at an annual percentage rate of average net assets. For the year ended January 31, 1998, the investment advisory fees of the Energy,

Health Care, and Utilities Income Portfolios each represented an effective annual rate of 0.08% of average net assets.

      M&G Investment Management Ltd. provides investment advisory services to the Gold & Precious Metals Portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 1998, the investment advisory fee represented an effective annual rate of 0.20% of the Portfolio's average net assets.

      The Vanguard Group furnishes investment advisory services to the REIT Index Portfolio on an at-cost basis.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each Portfolio under methods approved by the Board of Directors.

      Vanguard has asked the Fund's investment advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's administrative expenses. For the year ended January 31, 1998, these arrangements reduced the expenses of the Energy and Utilities Income Portfolios by $94,000 (0.01% of average net assets), and $105,000 (0.01%), respectively.

      At January 31, 1998, the Fund had contributed capital aggregating $515,000 to Vanguard (included in Other Assets), representing 2.6% of Vanguard's capitalization. The Fund's Directors and officers are also Directors and officers of Vanguard.

D. During the year ended January 31, 1998, purchases and sales of investment securities other than temporary cash investments were:

            -----------------------------------------------------------------------
                                                                    (000)
                                                      -----------------------------
            PORTFOLIO                                    PURCHASES          SALES
            -----------------------------------------------------------------------
            Energy                                       $  303,809       $191,830
            Gold & Precious Metals                          119,053        100,292
            Health Care                                   1,217,565        350,902
            Utilities Income                                249,446        295,853
            REIT Index                                      578,697         23,335
            -----------------------------------------------------------------------

E. At January 31, 1998, net unrealized appreciation (depreciation) of investment securities for federal income tax purposes was:

            --------------------------------------------------------------------------------------------
                                                                        (000)
                                            ------------------------------------------------------------
                                                                                          NET UNREALIZED
                                                APPRECIATED           DEPRECIATED          APPRECIATION
            PORTFOLIO                           SECURITIES            SECURITIES          (DEPRECIATION)
            --------------------------------------------------------------------------------------------
            Energy                             $   248,352           $   (29,333)          $    219,019
            Gold & Precious Metals*                 46,313              (148,680)              (102,367)
            Health Care                          1,635,112              (108,480)             1,526,632
            Utilities Income                       163,631                  (986)               162,645
            REIT Index                             173,922                (6,206)               167,716
            --------------------------------------------------------------------------------------------

            *See Note F.

      At January 31, 1998, net unrealized foreign currency losses resulting from the translation of other assets and liabilities were as follows:

            ----------------------------------------------------------------
                                                             (000)
                                                   -------------------------
                                                        NET UNREALIZED
            PORTFOLIO                               FOREIGN CURRENCY LOSSES
            ----------------------------------------------------------------
            Energy                                           $(6)
            Gold & Precious Metals                            (1)
            Health Care                                       (4)
            ----------------------------------------------------------------


F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

      During the year ended January 31, 1998, the Portfolios realized net foreign currency losses which decreased distributable net income for tax purposes; accordingly such losses have been reclassified from accumulated net realized losses to undistributed net investment income as follows:

            --------------------------------------------------------------
                                                             (000)
                                                   -----------------------
                                                    DECREASE UNDISTRIBUTED
            PORTFOLIO                                NET INVESTMENT INCOME
            --------------------------------------------------------------
            Energy                                          $  (7)
            Gold & Precious Metals                            (55)
            Health Care                                       (77)
            --------------------------------------------------------------

      Gold & Precious Metals Portfolio: At January 31, 1998, the Gold & Precious Metals Portfolio had available realized losses of $53,432,000 to offset future net capital gains of $2,873,000 through January 31, 2005, $19,472,000 through January 31, 2006, and $31,087,000 through January 31, 2007.
Certain of the Portfolio's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. The cumulative total of distributions related to passive foreign investment company holdings at January 31, 1998, was $4,504,000, and is reflected in the balance of overdistributed net investment income. During the year ended January 31, 1998, the Portfolio realized gains on the sale of passive foreign investment companies of $1,008,000, which were included in prior years' distributable net income for tax purposes; accordingly such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

G. The market value of securities on loan to brokers/dealers at January 31, 1998, and collateral received with respect to such loans were:

            ---------------------------------------------------------------------
                                                              (000)
                                             ------------------------------------
                                               MARKET VALUE              CASH
                                                 OF LOANED            COLLATERAL
            PORTFOLIO                           SECURITIES             RECEIVED
            ---------------------------------------------------------------------
            Energy                               $12,723                $13,900
            Gold & Precious Metals                21,999                 23,553
            Health Care                           23,716                 25,423
            Utilities Income                      11,893                 12,420
            REIT Index                            33,538                 34,065
            ---------------------------------------------------------------------

Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
Vanguard Specialized Portfolios

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Energy Portfolio, Gold & Precious Metals Portfolio, Health Care Portfolio, Utilities Income Portfolio, and REIT Index Portfolio (constituting Vanguard Specialized Portfolios, hereafter referred to as the "Fund") at January 31, 1998, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1998 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

March 6, 1998

SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD SPECIALIZED PORTFOLIOS

This information for the fiscal year ended January 31, 1998, is included pursuant to provisions of the Internal Revenue Code.

        The table below shows the amounts designated as capital gain dividends (from net long-term capital gains) and, of the total capital gain dividends, the portion designated as a 20% rate gain distribution.


            -------------------------------------------------------------------------------------------------
                                                                CAPITAL GAIN DIVIDENDS
                                                                         (000)
                                 ----------------------------------------------------------------------------
                                                                TO BE
                                         DISTRIBUTED         DISTRIBUTED                        20% RATE GAIN
            PORTFOLIO                       1997             MARCH 1998           TOTAL         DISTRIBUTION
            -------------------------------------------------------------------------------------------------
            Energy                        $42,062             $  2,847         $  44,909         $  21,311
            Health Care                    82,835               77,592           160,427           126,204
            Utilities Income                9,984                7,108            17,092            12,385
            REIT Index                      4,123                   --             4,123             3,101
            -------------------------------------------------------------------------------------------------

          The Gold & Precious Metals Portfolio has elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on January 31, 1998, are as follows:

            ------------------------------------------------------------------------------------------
                                                                        GROSS FOREIGN         FOREIGN
            COUNTRY                                                       DIVIDENDS             TAX
            ------------------------------------------------------------------------------------------
            Australia                                                     $.0433              $.0036
            Canada                                                         .0078               .0012
            Ghana                                                          .0031               .0000
            South Africa                                                   .0881               .0000
            United Kingdom                                                 .0054               .0008
            ------------------------------------------------------------------------------------------

          The pass-through of foreign tax credit affected only shareholders on the dividend record date in December 1997. Shareholders received more detailed information along with their Form 1099-DIV in January 1998.

          For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:


         ----------------------------------------------------
         Energy Portfolio                            42.7%
         Gold & Precious Metals Portfolio            18.1
         Health Care Portfolio                       53.7
         Utilities Income Portfolio                  65.9
         REIT Index Portfolio                         0.0
         ----------------------------------------------------

DIRECTORS AND OFFICERS



JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.



 "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company
  is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                           VANGUARD FAMILY OF FUNDS

STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
   Aggressive Growth Portfolio
   Capital Opportunity Portfolio
   Global Equity Portfolio
Index Trust
   500 Portfolio
   Extended Market Portfolio
   Growth Portfolio
   Small Capitalization Stock
     Portfolio
   Total Stock Market Portfolio
   Value Portfolio
Institutional Index Fund
International Equity Index Fund
   Emerging Markets Portfolio
   European Portfolio
   Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
   Energy Portfolio
   Gold & Precious Metals
     Portfolio
   Health Care Portfolio
   REIT Index Portfolio
   Utilities Income Portfolio
Tax-Managed Fund
   Capital Appreciation
     Portfolio
   Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
   U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
   Global Asset Allocation
     Portfolio
LifeStrategy Portfolios
   Conservative Growth
     Portfolio
   Growth Portfolio
   Income Portfolio
   Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
   Balanced Portfolio
Wellesley Income Fund
Wellington Fund

BOND FUNDS
Admiral Funds
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term U.S. Treasury
     Portfolio
Bond Index Fund
   Intermediate-Term Bond
     Portfolio
   Long-Term Bond Portfolio
   Short-Term Bond Portfolio
   Total Bond Market Portfolio
Fixed Income Securities Fund
   GNMA Portfolio
   High Yield Corporate Portfolio
   Intermediate-Term Corporate
     Portfolio
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term Corporate
     Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term Corporate
     Portfolio
   Short-Term Federal Portfolio
   Short-Term U.S. Treasury
     Portfolio
Municipal Bond Fund
   High-Yield Portfolio
   Insured Long-Term Portfolio
   Intermediate-Term Portfolio
   Limited-Term Portfolio
   Long-Term Portfolio
   Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
   (CA, FL, NJ, NY, OH, PA)

MONEY MARKET FUNDS
Admiral Funds
   U.S. Treasury Money Market
     Portfolio
Money Market Reserves
   Federal Portfolio
   Prime Portfolio
Municipal Bond Fund
   Money Market Portfolio
Treasury Money Market Portfolio
State Tax-Free Funds
   (CA, NJ, NY, OH, PA)



Q510-1/1998

(C) 1998 Vanguard Marketing
    Corporation, Distributor


[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482



FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.